                                                                   EXHIBIT 10.3


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                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                           PREFERRED NETWORKS, INC.,

                     MERCURY PAGING & COMMUNICATIONS, INC.,

                           HTB COMMUNICATIONS, INC.,

                 CUSTOM PAGE, INC., AND MPC DISTRIBUTORS, INC.

                           (COLLECTIVELY, "SELLERS")

                                      AND

                              THE SHAREHOLDERS OF

                                    SELLERS


================================================================================

                               September 30, 1996

================================================================================

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS IN RELIANCE ON ONE OR MORE EXEMPTIONS THEREUNDER AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT THEREUNDER. THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE "GEORGIA SECURITIES ACT OF 1973," AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

                               TABLE OF CONTENTS


ARTICLE 1                                                                                                             Page

         SALE AND PURCHASE OF THE SHARES
         1.1     TRANSFER OF THE SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.2     AMOUNT OF PURCHASE PRICE; TIME AND MANNER OF PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . 1
                 (a)      CASH ESCROW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 (b)      ADDITIONAL CASH AMOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 (c)      PURCHASER SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 (d)      STOCK ADJUSTMENT; ESCROW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 (e)      ALLOCATION OF PAYMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         1.3     PURCHASE PRICE ADJUSTMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 (a)      DOWNWARD ADJUSTMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 (b)      UPWARD ADJUSTMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 (c)      DETERMINATION OF RESELLER EBITDA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 (d)      VALUATION OF PURCHASER COMMON STOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.4     CALCULATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.6     CONDUCT OF BUSINESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

ARTICLE 2

         CLOSING

         2.1     TIME AND PLACE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         2.2     DELIVERY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE 3

         REPRESENTATIONS AND WARRANTIES BY SELLERS AND SHAREHOLDERS

         3.1     ORGANIZATION AND QUALIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         3.2     CAPITALIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         3.3     AUTHORITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         3.4     NON-CONTRAVENTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         3.5     CONSENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         3.6     SUBSIDIARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         3.7     FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.8     ABSENCE OF CERTAIN CHANGES OR EVENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10





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
         3.9     GOVERNMENTAL AUTHORIZATION AND COMPLIANCE WITH LAWS  . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.10    ABSENCE OF UNDISCLOSED LIABILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.11    TAX MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         3.12    TITLE TO PROPERTIES; ADEQUACY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         3.13    BANK ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         3.14    LEASES AND SUBLEASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         3.15    MATERIAL CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         3.16    LEGAL PROCEEDINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         3.17    LABOR RELATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         3.18    INSIDER INTERESTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         3.19    INTELLECTUAL PROPERTY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         3.20    INSURANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         3.21    EMPLOYEE AND FRINGE BENEFIT PLANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (a)      SCHEDULE OF PLANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (b)      QUALIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 (c)      ACCRUALS; FUNDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 (d)      REPORTING AND DISCLOSURE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 (e)      PROHIBITED TRANSACTIONS; TERMINATIONS; OTHER REPORTABLE EVENTS  . . . . . . . . . . . . . .  18
                 (f)      CLAIMS FOR BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 (g)      OTHER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 (h)      CREATION OF OBLIGATIONS BY REASON OF SALE OF THE SHARES . . . . . . . . . . . . . . . . . .  19
                 (i)      NO MULTI-EMPLOYER PLANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.22    [INTENTIONALLY OMITTED]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.23    ENVIRONMENTAL MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.24    CORPORATE RECORDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         3.25    ACCURACY OF SCHEDULES, CERTIFICATES AND DOCUMENTS. . . . . . . . . . . . . . . . . . . . . . . . . .  20
         3.26    BROKERS, FINDERS AND INVESTMENT BANKERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

ARTICLE 4

         REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

         4.1     OWNERSHIP OF SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         4.2     AUTHORIZATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         4.3     ABSENCE OF VIOLATIONS OR CONFLICTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         4.4     NO CONSENTS REQUIRED . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         4.5     NO CLAIMS AGAINST SELLERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         4.6     LITIGATION RELATED TO THIS AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         4.7     INVESTMENT INTENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         4.8     ACCESS TO INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         4.9     ECONOMIC RISK  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         4.10    TAX ADVICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         4.11    OFFERING MEMORANDUM  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23





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
ARTICLE 5

         REPRESENTATIONS AND WARRANTIES OF PURCHASER

         5.1     ORGANIZATION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         5.2     CAPITALIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         5.3     AUTHORITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         5.4     NON-CONTRAVENTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         5.5     CONSENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         5.6     REPORTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         5.7     ABSENCE OF CERTAIN CHANGES OR EVENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         5.8     BROKERS, FINDERS AND INVESTMENT BANKERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         5.9     DELIVERY OF INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         5.10    REGULATORY QUALIFICATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

ARTICLE 6

         ADDITIONAL COVENANTS AND AGREEMENTS

         6.1     CONDUCT OF BUSINESS PENDING THE CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 (a)      OPERATION BY SELLERS IN THE ORDINARY COURSE OF BUSINESS . . . . . . . . . . . . . . . . . .  26
                 (b)      FORBEARANCES BY SELLERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 (c)      CONTROL OF SYSTEM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         6.2     REASONABLE BEST EFFORTS; FURTHER ASSURANCES; COOPERATION . . . . . . . . . . . . . . . . . . . . . .  28
         6.3     INVESTIGATION; CONFIDENTIALITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         6.4     [INTENTIONALLY OMITTED.] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         6.5     EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         6.6     NO SOLICITATION OF TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         6.7     SHARE TRANSFER RESTRICTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         6.8     NASDAQ LISTING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         6.9     PUBLIC ANNOUNCEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         6.10    EMPLOYEE MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 (a)      EMPLOYEE BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 (b)      EMPLOYMENT AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.11    SHAREHOLDER AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.12    FCC MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.13    ADDITIONAL FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.14    NO TRANSFERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.15    SPECIAL PROVISIONS WITH RESPECT TO SELLERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.16    NONCOMPETITION; NONDISCLOSURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                 (a)      SCOPE AND REASONABLENESS OF RESTRICTIONS  . . . . . . . . . . . . . . . . . . . . . . . . .  32
                 (b)      USE OF NAMES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32





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
                 (c)      NONCOMPETITION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                 (d)      NO INTERFERENCE WITH CUSTOMERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                 (e)      NO INTERFERENCE WITH EMPLOYEES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                 (f)      TRADE SECRETS; CONFIDENTIAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                 (g)      REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
                 (h)      MODIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
                 (i)      COVENANTS INDEPENDENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         6.17    TAX MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
                 (a)      TRANSFER TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
                 (b)      PREPARATION AND FILING OF RETURNS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                 (c)      AMENDED RETURNS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                 (d)      COOPERATION AND EXCHANGE OF INFORMATION.  . . . . . . . . . . . . . . . . . . . . . . . . .  35
                 (e)      TAX PROCEEDINGS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                 (f)      SECTION 338(H)(10) ELECTION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         6.18    CHASE MANHATTAN NOTES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         6.19    NATIONSBANK LOAN.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

ARTICLE 7

         CONDITIONS PRECEDENT TO THE CLOSING

         7.1     CONDITIONS TO OBLIGATIONS OF PURCHASER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                 (a)      CONSENTS, AUTHORIZATIONS, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                 (b)      INJUNCTION, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                 (c)      REPRESENTATIONS AND WARRANTIES; COVENANTS AND AGREEMENTS  . . . . . . . . . . . . . . . . .  37
                 (d)      CERTIFICATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                 (e)      AVERAGE BILLABLE RESELLER REVENUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                 (f)      OPINIONS OF SELLERS' COUNSEL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                 (g)      EMPLOYMENT AGREEMENTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                 (h)      CONSULTING AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                 (i)      FINANCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                 (j)      REGISTRATION RIGHTS AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                 (k)      LICENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         7.2     CONDITIONS TO OBLIGATIONS OF SELLERS AND THE SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . . .  37
                 (a)      CONSENTS, AUTHORIZATIONS, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                 (b)      INJUNCTION, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                 (c)      REPRESENTATIONS AND WARRANTIES; COVENANTS AND AGREEMENTS  . . . . . . . . . . . . . . . . .  38
                 (d)      PURCHASER COMMON STOCK  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                 (e)      CERTIFICATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                 (f)      OPINIONS OF PURCHASER'S COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                 (g)      REGISTRATION RIGHTS AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                 (h)      CONSULTING AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         7.3     EXCEPTION REQUIRING CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
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
ARTICLE 8

         ITEMS TO BE DELIVERED AT CLOSING

         8.1     TO BE DELIVERED BY SELLERS AND THE SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         8.2     TO BE DELIVERED BY PURCHASER TO THE SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . .  39

ARTICLE 9

         INDEMNIFICATION

         9.1     INDEMNIFICATION BY THE SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         9.2     INDEMNIFICATION BY PURCHASER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         9.3     CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         9.4     CLAIMS FOR INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         9.5     DEFENSE OF CLAIM BY THIRD PARTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         9.6     THIRD PARTY CLAIM ASSISTANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         9.7     SETTLEMENT OF INDEMNIFICATION CLAIMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         9.8     MANNER OF INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         9.9     INDEMNIFICATION EXCLUSIVE REMEDY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         9.10    CERTAIN LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                 (a)      DEDUCTIBLE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                 (b)      CAP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                 (c)      COLLINS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

ARTICLE 10

         TERMINATION AND ABANDONMENT

         10.1    TERMINATION AND ABANDONMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         10.2    SPECIFIC PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         10.3    RIGHTS AND OBLIGATIONS UPON TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         10.4    EFFECT OF TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

ARTICLE 11

         SHAREHOLDERS' COMMITTEE

         11.1    APPOINTMENT; ACCEPTANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         11.2    AUTHORITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         11.3    ACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         11.4    SUCCESSORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

         11.5    EFFECTIVENESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

ARTICLE 12

         GENERAL PROVISIONS

         12.1    NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         12.2    TABLE OF CONTENTS; HEADINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         12.3    AMENDMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         12.4    SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         12.5    WAIVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         12.6    NO THIRD PARTY BENEFICIARIES; ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         12.7    TIME OF THE ESSENCE; COMPUTATION OF TIME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         12.8    COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         12.9    GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         12.10   ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         12.11   CERTAIN ACCOUNTING TERMINOLOGY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

                                LIST OF EXHIBITS


Exhibit A-1               Pipeline Calculation (Section 1.3(c))
Exhibit A-2               EBITDA Example
Exhibit B                 Escrow Agreement (Section 2.2)
Exhibit C                 Purchase Price Allocation (Section 6.17(f))
Exhibit D                 Opinion of Sellers' Counsel (Section 7.1(f))
Exhibit E                 Opinion of Sellers' FCC Counsel (Section 7.1(f))
Exhibit F                 Employment Agreement of Scott Levy (Section 7.1(g))
Exhibit G                 Consulting Agreement of Allen Wolfbiss (Section
                          7.1(h))
Exhibit H                 Registration Rights Agreement (Section 7.1(j))
Exhibit I                 Opinion of Purchaser's Counsel (Section 7.2(f))
Exhibit J                 Opinion of Purchaser's FCC Counsel (Section 7.2(f))

                               LIST OF SCHEDULES

Schedule      3.1          Organization and Qualification
              3.2          Capitalization
              3.4          Non-Contravention
              3.5          Consents
              3.8          Absence of Certain Changes or Events
              3.9          Governmental Authorization and Compliance with Laws
              3.10         Absence of Undisclosed Liabilities
              3.13         Bank Accounts
              3.14         Leases and Subleases
              3.15         Material Contracts
              3.16         Legal Proceedings
              3.17         Labor Relations
              3.18         Insider Interests
              3.19         Intellectual Property
              3.20         Insurance
              3.21         Employee and Fringe Benefit Plans
              3.23         Environmental Matters
              4.1          Ownership of Shares
              4.4          No Consents Required
              4.5          No Claims Against Sellers
              5.1          Qualification
              5.5          Consents
              6.1          Conduct of Business Pending the Closing Date
              6.18         Notes

                                 DEFINED TERMS

Acquisition Proposal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 6.6
Additional Consideration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 1.3(b)
Adjustment Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 1.2(b)(ii)
Adjustment Month  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 1.2(d)
Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 3.18
Agency Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 6.1
Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Preamble
Annualized Reseller EBITDA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.3
ARPU  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 7.1(e)
Authorizations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.5
Base Reseller EBITDA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.3
Citations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.23(b)
Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 2.1
Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 2.1
Escrow Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 1.2(a)
Escrow Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 1.2(a)
Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 3.11
Collins . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 1.2(c)
Communications Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.5
Confidential Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 6.16(f)(ii)
Continuing Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 6.10(a)
Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 9.1
Credit Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 5.9
Customer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 6.16(c)
Determination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 9.7
EBITDA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 1.3(c)
EEOC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 3.17
8-Ks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 4.8
Employee Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.21(a)
Environmental Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.23(c)
ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 3.21(a)(i)
ERISA Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.21(a)
Escrowed Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 1.2(c)
Escrowed Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 1.2(c)
FCC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Background Statement
FCC Application . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 6.12
Final Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 1.2(c)
Governmental Entity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.5
Intellectual Property Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 3.19
Intellectual Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 3.19
Indemnified Party . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 9.4

Indemnifying Party  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 9.4
IRS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.21(a)
Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.4
Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
Material Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 3.15
Multi-Employer Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.21(a)(ii)
NLRB  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 3.17
Noncompete Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 6.16(c)
Notice of Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 9.4
Notice of Possible Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 9.4
PBGC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.21(a)
Pension/Profit-Sharing Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 3.21(a)(i)
Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.2
Purchaser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Preamble
Purchaser Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 1.2(b)
Purchaser Delivered Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 5.3
Purchaser Material Contract . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 5.4
Purchaser Preferred Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 5.2
Reseller EBITDA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 1.3(c)
Restricted Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 6.16(c)
Review Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 6.10(b)
S-1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 4.8
SEC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.21(a)
Securities Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 3.18
Seller  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Preamble
Seller Applications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.9
Seller Audited Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.7
Seller Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.2
Seller Delivered Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.3
Seller FCC Authorizations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.9
Seller Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.7
Seller Licenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.9
Seller State Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.9
Shareholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Preamble
Shareholder Delivered Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 4.2
Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Preamble
Shareholders' Representative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 11.1
Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Background Statement
Signing Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 1.2(b)
State Acts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 4.7
State Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.9
Stock Adjustment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 1.3(d)
Stock Consideration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 1.2(b)

Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.6
Superfund Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.23(b)
System  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Background Statement
Tax Returns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 3.11
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 3.11
10-Q  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 4.8
Territory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 6.16(a)
Trade Secret  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 6.16(f)(ii)
Units . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 1.2(c)
Welfare Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 3.21(a)(iii)

                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of September 30, 1996, by and among Preferred Networks, Inc., a Delaware corporation ("Purchaser"), Mercury Paging & Communications, Inc., a Delaware corporation ("Mercury"), HTB Communications Inc., a New York corporation ("HTB"), Custom Page, Inc., a Delaware corporation ("Custom"), M.P.C. Distributors Inc., a New York corporation ("MPC") (each of Mercury, HTB, Custom and MPC is referred to herein individually as a "Seller" and, collectively, as "Sellers"), and the undersigned shareholders of Sellers (referred to herein individually as a "Shareholder" and collectively as the "Shareholders").

                              BACKGROUND STATEMENT

         The Shareholders own Three Million (3,000,000) shares of the common stock of Mercury, One Hundred (100) shares of the common stock of HTB, One Hundred (100) shares of the common stock of Custom, and One Hundred (100) shares of the common stock of MPC, collectively constituting all of the outstanding shares of capital stock (the "Shares") of Sellers. In order to acquire substantially all of the assets and business of Sellers, including a radio common carrier one-way signaling system (the "System") licensed by the Federal Communications Commission (the "FCC"), Purchaser wishes to purchase and the Shareholders wish to sell the Shares upon the terms and conditions set forth in this Agreement.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE 1

                        SALE AND PURCHASE OF THE SHARES

         1.1 TRANSFER OF THE SHARES. On the terms and subject to the conditions set forth herein, the Shareholders shall sell, assign, transfer and deliver to Purchaser and Purchaser shall purchase and accept at the Closing (as defined below) the Shares free and clear of all liens, claims, options, proxies, charges, pledges, security interests, adverse claims and other encumbrances (collectively, "Liens") other than those imposed by or through the Purchaser and restrictions on transfer imposed by federal and state securities laws.

         1.2 AMOUNT OF PURCHASE PRICE; TIME AND MANNER OF PAYMENT. Subject to the adjustments described in Section 1.3, and subject to Section 1.5, the aggregate purchase price (the "Purchase Price") for all of the Shares, and the time and manner of payment, shall be as follows:

                (a) CASH ESCROW. Upon execution of this Agreement, Purchaser shall pay an amount equal to Seven Hundred Fifty Thousand Dollars ($750,000) (the "Escrow Funds") to the escrow agent (the "Escrow Agent") under the escrow agreement executed and delivered simultaneously herewith (the "Escrow Agreement"), which amount shall be payable by the Escrow Agent to the Shareholders, at the Closing, subject to the provisions of, and as provided in, the Escrow Agreement, if and only if either (i) the Closing occurs or (ii) the Closing does not occur as a result of Purchaser's failure to obtain financing as specified in Section 7.1(i) or Purchaser's refusal to close the transactions contemplated by this Agreement in breach of this Agreement. Notwithstanding any other provision of this Agreement, the Escrow Funds represent liquidated damages in the event of, and constitute the sole remedy for, Purchaser's failure to close the transactions contemplated by this Agreement in breach of this Agreement.

                (b)   ADDITIONAL CASH AMOUNTS.

                      (i) At the Closing, an amount equal to (A) the amount that bears the same proportionate relationship to Ten Million One Hundred Thousand Dollars ($10,100,000) as the Annualized Reseller EBITDA (as defined below) for the three calendar months ended December 31, 1996 attributable to the Units (as defined below), bears to One Million, One Hundred Eighty Thousand, Six Hundred Thirty-Three Dollars ($1,180,633), provided, however, that in no event shall the proportionate relationship referred to above be greater than 1:1, less (B) the Escrow Funds, and less (C) the amount, if any, by which (1) the total of Sellers' current liabilities and long-term debt as of the Closing Date exceeds (2) Sellers' current assets as of the Closing Date and less (D) any legal, accounting and other fees and expenses paid by Sellers but to be borne by the Shareholders pursuant to Section 6.5, shall be delivered by wire transfer in immediately available funds to accounts designated by the Shareholders by written notice to Purchaser at least two (2) business days prior thereto.

                      (ii) Pursuant to Section 1.4, after the Adjustment Date (as defined below), and within two (2) business days following the determination of the appropriate calculation under Section 1.4, any additional amount necessary to make the aggregate cash payments pursuant to this Section 1.2 equal (A) Ten Million One Hundred Thousand Dollars ($10,100,000) (as adjusted pursuant to
                Section 1.3) less (B) the amount, if any, by which (1) the total of Sellers' current liabilities (including, without limitation, accrued bonuses) and long-term debt as of the Closing Date exceeds (2) Sellers' current assets as of the Closing Date and less (C) any legal, accounting and other fees and expenses paid by Sellers but to be borne by the Shareholders pursuant to Section 6.5, shall be delivered by wire transfer in immediately available funds to accounts designated by the Shareholders by written notice to Purchaser at least two (2) business days prior thereto. The "Adjustment Date" shall be (A) March 31, 1997, or (B) December 31, 1996 or such month-end in 1997 prior to March 1 as may be selected by either Purchaser or the Shareholders' Committee within thirty (30 ) days after such date if, and only if, as of such month-end the Annualized Reseller EBITDA (as defined below) is equal to or greater than One Million, One Hundred Eighty Thousand, Six Hundred Thirty-Three Dollars ($1,180,633).

                (c)   PURCHASER SHARES.

                      (i) At the Closing, the number of shares of the $.0001 par value common stock of Purchaser ("Purchaser Common Stock") equal to the quotient, rounded to the nearest whole number, obtained by dividing (A) the number that bears the same proportionate relationship to One Million, Two Hundred Thousand Dollars ($1,200,000) as the Annualized Reseller EBITDA for the three calendar months ended December 31, 1996 attributable to the Units bears to One Million, One Hundred Eighty Thousand, Six Hundred Thirty-Three Dollars ($1,180,633), provided, however, that in no event shall the proportionate relationship referred to above be greater than 1:1, by (B) the average closing price per share of Purchaser Common Stock for the last twenty (20) days in which such shares were traded on the Nasdaq National Market immediately preceding the date that is five (5) days prior to the date of this Agreement (the "Signing Price") shall be delivered to the Shareholders; and

                      (ii) Pursuant to Section 1.4, as soon as reasonably practicable after the Adjustment Date, subject to the escrow and adjustment provisions described in Section 1.2(d), and the Purchase Price adjustments in Section 1.3, such additional number of shares of Purchaser Common Stock as shall be necessary to make the total number of shares of Purchaser Common Stock issued pursuant to this Agreement (the "Stock Consideration") equal the sum, rounded to the nearest whole number, of (A) the quotient obtained by dividing (1) $1,200,000 by (2) the Signing Price and (B) the quotient obtained by dividing (1) $2,800,000 by (2) the average closing price per share of Purchaser Common Stock for the last twenty (20) days on which such shares were traded on the Nasdaq National Market immediately preceding the date that is five (5) days prior to the Adjustment Date (the "Final Price"), shall be delivered to the Shareholders;

provided, however, that Purchaser shall pay cash to Michael Collins ("Collins") instead of any shares of Purchaser Common Stock otherwise issuable to Collins pursuant to this Agreement, with any such shares valued pursuant to the terms of the relevant provision of this Agreement; and provided, further that Purchaser may, at its option, pay cash instead of any or all of the Stock Consideration up to an aggregate of $4,000,000 (as adjusted pursuant to Section 1.3); and provided, further, that if Purchaser chooses to pay cash instead of a portion, but less than all, of the Stock Consideration, such cash amount shall be subtracted from $4,000,000 (as adjusted pursuant to Section 1.3) and thirty percent (30%) of any resulting difference shall be issued as Stock Consideration and valued as specified in subsection (c)(ii)(A) above and seventy percent (70%) of such difference shall be issued as Stock Consideration and valued as specified in subsection (c)(ii)(B) above.

                (d) STOCK ADJUSTMENT; ESCROW. Twenty-five percent (25.0%) of the number of shares constituting the Stock Consideration (the "Escrowed Stock") and twenty-five percent (25%) of any cash paid in lieu thereof pursuant to the proviso to Section 1.2(c) (the "Escrowed Cash") shall be paid to the Escrow Agent under the Escrow Agreement and shall be payable by the Escrow Agent to the Shareholders subject to the provisions of, and as provided in, the Escrow Agreement and the following: if the total monthly service revenue, on an accrual basis, for the third calendar month following the Adjustment Date attributable to the reseller units in service on Sellers' 931.3125MHz paging network (the "Units") is less than such total monthly service revenue for the month in which the Adjustment Date occurs (the "Adjustment Month"), then the amount payable to the Shareholders hereunder shall be reduced by an amount equal to ten percent (10.0%) of the number of shares constituting the Escrowed Stock and Escrowed Cash, if any, for every full one-half of one percent (0.5%) by which such total monthly service revenue has decreased; provided that, for purposes of determining total monthly service revenue for the Adjustment Month, the appropriate adjustment will be made to Reseller EBITDA pursuant to Exhibit A-1. As an illustration, if the total monthly service revenue shall have decreased by any amount ranging from one percent (1%) to one and four-tenths percent (1.4%), then the amount payable to the Shareholders hereunder shall be reduced by an amount equal to twenty percent (20%) of the number of shares constituting the Escrowed Stock and Escrowed Cash, which amount of Escrowed Stock and Escrowed Cash shall be returned to Purchaser. The purchase price reduction referred to in this Section 1.2(d) shall be recoupable only from, and in no event shall exceed, the Escrowed Stock and Escrowed Cash.

                (e) ALLOCATION OF PAYMENTS. The purchase price described in this Section 1.2 (as adjusted pursuant to Section 1.3) shall be allocated among the Shareholders in the manner indicated on Schedule 4.1, which also indicates the state of residence of each Shareholder.

         1.3    PURCHASE PRICE ADJUSTMENTS.

                (a) DOWNWARD ADJUSTMENT. If as of the Adjustment Date, the aggregate Reseller EBITDA (as defined below) for the three calendar months then ended attributable to the Units, on an annualized basis (the "Annualized Reseller EBITDA"), is less than One Million, Two Hundred Seventy-Six Thousand, Three Hundred Sixty Dollars ($1,276,360) (the "Base Reseller EBITDA"), then for every full one percent ($12,763.60) shortfall in the Annualized Reseller EBITDA in excess of a seven and one-half percent ($95,727.00) shortfall, the Purchase Price shall be reduced by an amount equal to One Hundred Forty Thousand Dollars ($140,000). Seventy-two percent (72%) of any reduction in purchase price pursuant to this Section 1.3(a) shall be deducted from cash consideration, and twenty-eight percent (28%) of such reduction in purchase price shall be deducted from the value of the Stock Consideration.

                (b) UPWARD ADJUSTMENT. If the Annualized Reseller EBITDA is greater than the Base Reseller EBITDA, then for every full one percent ($12,763.60) that the Annualized Reseller EBITDA is greater than the Base Reseller EBITDA in excess of seven and one-half percent ($95,727.00), the Purchase Price shall be increased by an amount (the "Additional Consideration") equal to One Hundred Forty Thousand Dollars ($140,000). Any Additional Consideration to be paid pursuant to this Section 1.3 shall be paid in the form of additional shares of Purchaser Common Stock or, at Purchaser's option, in cash.

                (c) DETERMINATION OF RESELLER EBITDA. "EBITDA" represents earnings before interest expense, interest income, taxes, depreciation and amortization in accordance with Sellers' prior practices. "Reseller EBITDA" shall be calculated by subtracting, from total revenue (excluding revenue from retail customers) for the relevant period, Seller expenses associated with such reseller revenue, including: (i) product expenses for reseller pagers; (ii) aggregate Seller operating expenses, excluding billing expense associated with retail units; (iii) site rental expense; (iv) telephony expense; (v) reseller alpha dispatch charges; and (vi) the greater of (A) the actual officers' and owners' expenses, including salaries, benefits and payroll taxes, and car, travel and entertainment expenses, or (B) Two Hundred Fifty Thousand Dollars ($250,000) annually; provided, however, that amounts paid to Purchaser for services pursuant to the Agency Agreement, dated as of even date herewith, by and between Purchaser and Sellers shall not be deducted from revenues for this purpose. An illustration of the calculation of Reseller EBITDA is attached as Exhibit A-2. For purposes of calculating Reseller EBITDA for December 1996 and the Adjustment Month, the appropriate adjustment will be made to such Reseller EBITDA pursuant to Exhibit A-1. For purposes of this Section 1.3(c), total revenue shall mean revenue of the kind previously generated by Sellers and expenses shall not include those expenses described in Section 6.5 which the Shareholders are required to pay.

                (d) VALUATION OF PURCHASER COMMON STOCK. The number of shares of Purchaser Common Stock, if any, to be subtracted, pursuant to
         Section 1.3(a), from the Stock Consideration shall be equal to the sum, rounded to the nearest whole number, of (i) the quotient obtained by dividing thirty percent (30%) of the total dollar value of the adjustment to the Stock Consideration pursuant to this Section 1.3 (the "Stock Adjustment") by the Signing Price and (ii) the quotient obtained by dividing the remaining seventy percent (70%) of the Stock Adjustment by the Final Price. The number of shares of Purchaser Common Stock, if any, to be paid as Additional Consideration pursuant to Section 1.3(b) shall be equal to the quotient, rounded to the nearest whole number, obtained by dividing the dollar amount of the Additional Consideration by the Final Price.

         1.4 CALCULATIONS. Any calculations of Annualized Reseller EBITDA pursuant to Section 1.2(b) prior to the Closing shall initially be made by Sellers, subject to the review and approval of Purchaser, and any calculations thereafter shall initially be made by Purchaser, subject to the review and approval of the Shareholders' Committee. In the event of a dispute between Sellers and Purchaser, if the Annualized Reseller EBITDA calculated by one party is within three and one half percent (3.5%) of the Annualized Reseller EBITDA calculated by the other party, then the Closing or a payment thereafter will not be postponed as a result of such dispute, which shall thereafter be resolved in accordance with the resolution procedures specified in this Section
1.4.  If the Annualized

Reseller EBITDA calculated by one party differs from the Annualized Reseller EBITDA calculated by the other party by more than three and one half percent (3.5%) then such dispute will be resolved pursuant to the procedures specified in this Section 1.4 prior to the Closing or a payment thereafter. Any calculations required to be made pursuant to this Article 1 shall be made by the calculating party in good faith and the preliminary calculations shall be delivered to the reviewing party within ten (10) business days after the latest date used in making such calculations. Within ten (10) business days following receipt by the reviewing party of the calculations, the reviewing party shall deliver to the calculating party a letter stating (i) that the reviewing party concurs with the calculations or (ii) that the reviewing party objects to the calculations and setting forth the nature of the objections. In the event that the reviewing party objects to the calculations, the parties shall use their good faith efforts to attempt to resolve such dispute. Failing such resolution within fifteen (15) days after notice to the calculating party of such objections, the dispute shall be submitted to the public accounting firm of Arthur Andersen & Co. or, in the event of any conflict of interest involving such firm, to an independent "Big Six" public accounting firm mutually agreed to by Purchaser and the Shareholders' Committee for a final and binding determination which shall be made not later than fifteen (15) days after submission of the dispute to such accounting firm. If Purchaser and the Shareholders' Committee are unable to agree on an independent certified public accountant, then Purchaser and the Shareholders' Committee shall each have the right to request the American Arbitration Association in New York City to appoint an arbitrator. The determination of the arbitrator shall be final and binding on the parties. The fees of any such arbitrator shall be borne equally by Purchaser and the Shareholders' Committee. If such determination is that an overpayment or underpayment was made by Purchaser, then each Shareholder shall refund the overpayment received by him or Purchaser shall pay to each Shareholder any underpayment owed to him, in either case within five (5) business days after the date of such determination. If such determination is that an overpayment or underpayment was made by Purchaser, then each Shareholder shall refund the overpayment received by him or Purchaser shall pay to each Shareholder any underpayment owed to him, in either case within five (5) business days after the date of such determination.

         1.5 TWENTY PERCENT LIMITATION. The total number of shares of Purchaser Common Stock to be issued pursuant to this Agreement shall be less than twenty percent (20%) of the Purchaser Common Stock outstanding before the date of this Agreement or the Closing, whichever is less, so as to permit the transactions contemplated hereby to be consummated without stockholder approval under Rule 4460(i)(C)(ii) of the Nasdaq Stock Market, Inc. If it is necessary to so reduce the total number of shares of Purchaser Common Stock to be issued pursuant to the Agreement, the amount of cash to be paid to the Shareholders pursuant to this Agreement shall be correspondingly increased, with thirty percent (30%) of such number of shares valued at the Signing Price and seventy percent (70%) valued at the Final Price.

         1.6 CONDUCT OF BUSINESS. During the period from the Closing Date through the date that is three months after the Adjustment Date, (i) Purchaser shall cause Sellers to conduct their paging network operations to reseller customers (the "Operations") in the ordinary and usual course of business in substantially the same manner as conducted prior to the Closing Date, in consultation with Allen Wolfbiss pursuant to the Consulting Agreement, and (ii) without the consent of the

Shareholders' Committee (which consent shall not be unreasonably withheld), Purchaser shall (and shall cause each Seller to) use its reasonable best efforts not to take any action or omit to take any action that could reasonably be expected to reduce Reseller EBITDA and will use its reasonable best efforts (and cause each Seller to use its reasonable best efforts) to maximize Reseller EBITDA. Without limiting the generality of the foregoing, during the period from the Closing Date to the Adjustment Date and with respect only to the Operations, Purchaser will use its reasonable best efforts to:

                (a) Maintain all Seller FCC Authorizations (as defined below) and Seller State Certificates, keep available the services of its officers and employees and maintain satisfactory relationships with the FCC and state authorities, licensors, suppliers, distributors, customers and others having business relationships with Sellers; and

                (b) Not, without the consent of the Shareholders' Committee (which consent shall not be unreasonably withheld) transfer any subscriber of a reseller on the System to another system of Purchaser.

In addition, during the period from the Closing Date to the Adjustment Date and with respect only to the Operations, Purchaser will prepare separate financial statements for the Sellers consistent with prior practices.


                                   ARTICLE 2

                                    CLOSING

         2.1 TIME AND PLACE. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Sutherland, Asbill & Brennan, 999 Peachtree Street, N.E., Atlanta, Georgia 30309-3996 at 10:00 a.m. on the later of (a) January 3, 1997 or (b) the third business day after all conditions set forth in Article 7 have been satisfied or waived in writing, but in neither case before such time as Purchaser has received and reviewed any calculations necessary for the Closing and any necessary review has been made in accordance with Section 1.4, or at such other place and time as Purchaser and the Shareholders' Committee may agree (the "Closing Date").

         2.2    DELIVERY. To effect the transfer of the Shares referred to in
Section 1.1 hereof at the Closing, (a) the Shareholders shall deliver to Purchaser certificates representing the Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank, and with the signature of each Shareholder guaranteed by a national bank or member firm of a registered national securities exchange, (b) the Shareholders shall deliver to Purchaser the resignations of all officers and directors of each Seller, (c) Purchaser and the Shareholders shall execute and deliver the Escrow Agreement substantially in the form of Exhibit B, and (d) the parties shall execute and deliver the agreements and other documents referred to in Article 8.

                                   ARTICLE 3

           REPRESENTATIONS AND WARRANTIES BY SELLERS AND SHAREHOLDERS

         Each Seller jointly and severally and each of the Shareholders other than Collins hereby severally (based on the percentages set forth on Schedule
4.1 under "Custom Page, Inc.") and not jointly with each other represents and warrants to Purchaser as follows:

         3.1 ORGANIZATION AND QUALIFICATION. Each Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware or, in the case of HTB and MPC, New York, has the corporate power and authority to own all of its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in the jurisdictions shown on Schedule 3.1, which include all jurisdictions in which it is required to be qualified except where the failure to be so qualified would not have a material adverse effect on the Sellers, taken as a whole. The copies of each Seller's Certificate of Incorporation and Bylaws, as amended to date, which have been delivered to Purchaser, are complete and correct, and such instruments, as so amended, are in full force and effect at the date hereof.

         3.2 CAPITALIZATION. The authorized capital stock of (i) Mercury consists of 3,000,000 shares of $.001 par value common stock, (ii) HTB consists of 200 shares of no par value common stock, (iii) Custom consists of 200 shares of no par value common stock, and (iv) MPC consists of 200 shares of no par value common stock (collectively, "Seller Common Stock"). All of the issued and outstanding shares of Seller Common Stock are duly authorized, validly issued, fully paid and nonassessable, and were not issued in violation of any preemptive rights. As of the date hereof: (i) the Shares are the only shares of capital stock of any Seller issued and outstanding; and (ii) no shares of capital stock of any Seller are held by such Seller as treasury shares. Except as set forth on Schedule 3.2 and in this Section 3.2, there are no shares of capital stock of any Seller outstanding, and there are no subscriptions, options, convertible securities, calls, rights, warrants or other agreements, claims or commitments of any nature whatsoever obligating any Seller to issue, transfer, register with any securities commission or other authority, deliver or sell or cause to be issued, transferred, so registered, delivered or sold, additional shares of the capital stock or other securities of any Seller or obligating any Seller to grant, extend or enter into any such agreement or commitment.

         3.3 AUTHORITY. Each Seller has the corporate power and authority to execute and deliver this Agreement and any other agreements, instruments and documents executed and delivered by such Seller pursuant to this Agreement (this Agreement and such other agreements, instruments and documents are collectively referred to as the "Seller Delivered Agreements") and to consummate the transactions contemplated on the part of such Seller hereby and thereby. The execution and delivery by each Seller of the Seller Delivered Agreements and the consummation by each Seller of the transactions contemplated on its part thereby have been duly authorized by all necessary action on the part of each Seller. The Seller Delivered Agreements have been duly executed and delivered by each Seller and each is a valid and binding obligation of each Seller enforceable in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, reorganization, insolvency or other laws and court decisions relating to or affecting the enforcement of creditors' rights generally (including but not limited to statutory or other law regarding fraudulent transfers), and (ii) as to the availability of specific performance or other equitable remedies.

         3.4 NON-CONTRAVENTION. The execution and delivery of the Seller Delivered Agreements by any Seller do not and the consummation by each Seller of the transactions contemplated thereby does not and will not (i) violate or conflict with any provision of the Certificate of Incorporation or Bylaws of any Seller, or (ii) except as set forth on Schedule 3.4, violate or conflict with, or result (with the giving of notice or the lapse of time or both) in a violation of or constitute a default under any provision of, or result in the acceleration or termination of or entitle any party to accelerate or terminate (whether after the giving of notice or lapse of time or both), any obligation or benefit under, or result in the creation or imposition of any Lien upon any of the assets or properties of any Seller or require consent, authorization or approval of any person or entity pursuant to any provision of any "Material Contract" (as defined below), "Intellectual Property Agreement" (as defined below), "Seller License" (as defined below) or other license granted or issued by any Governmental Entity to any Seller, law, ordinance, regulation, policy, order or rule (collectively "Laws"), arbitration award, judgment or decree to which any Seller is a party or by which it or its assets or properties are bound and do not and will not violate or conflict with any other restriction of any kind or character to which any Seller is subject or by which any of its assets or properties may be bound, and the same does not and will not constitute an event permitting termination of any Material Contract or Intellectual Property Agreement to which any Seller is a party.

         3.5 CONSENTS. Except as set forth on Schedule 3.5 and except for any required filings with or approvals by the FCC under the Communications Act of 1934, as amended, and the rules and policies promulgated thereunder (the "Communications Act"), and state public utility or public service agencies, no consent, authorization, clearance, order or approval of, or filing or registration (collectively, "Authorizations") with, any executive, judicial or other public authority, agency, department, bureau, division, unit or court or other public person or entity (collectively, a "Governmental Entity") or any other third party is required for, or in connection with, the execution and delivery of the Seller Delivered Agreements by any Seller and the consummation by each Seller of the transactions contemplated thereby.

         3.6 SUBSIDIARIES. As used in this Agreement, the term "Subsidiary" means, with respect to any person, corporation or other entity, any corporation or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or interests having by the terms thereof voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is at that time directly or indirectly owned or controlled by such person, corporation or other entity. There are no Subsidiaries of any Seller.

         3.7 FINANCIAL STATEMENTS. Sellers have previously furnished Purchaser with a true and complete copy of the combined balance sheet of Sellers as of December 31, 1995 and the related combined statements of operations and accumulated deficit and cash flows for the year then ended, including the notes thereto, certified by Schneider Ehrlich Sosinsky Rodis & Wengrover LLP, independent certified public accountants (the "Seller Audited Financial Statements"). The Seller Audited Financial Statements and the unaudited Seller financial statements for the six-month period ending June 30, 1996 (together with the Seller Audited Financial Statements and the audited and unaudited financial statements to be provided pursuant to Section 6.13, the "Seller Financial Statements") have been prepared from, and are in accordance with, the books and records of Sellers and present fairly in all material respects the financial position and results of operations of Sellers taken as a whole as of the dates and for the periods indicated, in each case in conformity with generally accepted accounting principles, consistently applied, except as otherwise stated in the Seller Financial Statements and except for year-end adjustments and the absence of footnotes in the case of unaudited statements, and include all adjustments (consisting only of normal recurring accruals) that are necessary for the fair presentation in all material respects of the financial position of Sellers and the results of operations and cash flows except as otherwise stated in the Seller Financial Statements. The accounts receivable, net of allowance for doubtful accounts, of Sellers reflected in the latest Seller Financial Statements, are valid, existing and fully collectible without resort to legal proceedings.

         3.8    ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed on
Schedule 3.8, since December 31, 1995, there has not been: (i) any material adverse change in the assets, liabilities, business, financial condition or results of operations of any Seller; (ii) any material damage, destruction, loss or casualty to property or assets of any Seller, whether or not covered by insurance; (iii) any strike, work stoppage or slowdown or other labor trouble involving any Seller; (iv) any declaration, setting aside or payment of any dividend or distribution (whether in cash, capital stock or property) with respect to the capital stock of any Seller; (v) any redemption or other acquisition by any Seller of any of the capital stock of any Seller; (vi) any split, combination, reclassification or other similar change in the outstanding capital stock of any Seller; (vii) any transaction entered into by any Seller other than in the ordinary course of business; or (viii) any agreement to do any of the foregoing. Except as set forth on Schedule 3.8, since December 31, 1995, there has not been any issuance by any Seller of any shares, or options, calls or commitments relating to shares of its capital stock, or any securities or obligations convertible into or exchangeable for, or giving any person any right to acquire from it, any shares of its capital stock. Except as disclosed on Schedule 3.8, since June 30, 1996, there has not been any material adverse change in the assets, liabilities, business, financial condition or results of operations of Sellers as reflected in the June 30, 1996 financial statements included in the Seller Financial Statements.

         3.9 GOVERNMENTAL AUTHORIZATION AND COMPLIANCE WITH LAWS. Except as disclosed on Schedule 3.9, each Seller has been and is in material compliance with all Laws of all Governmental Entities applicable to such Seller or its business, properties or assets. Each Seller holds all licenses, permits, certificates, franchises, registrations, consents, Authorizations or other rights filed with, granted, issued by, or entered by any Governmental Entity, including without limitation, the FCC, any state or local regulatory authorities and any state or local public service commission or public utility commission asserting jurisdiction over the radio facilities of such Seller (each, a "State Authority"), that are required for the conduct of its business as now being conducted (collectively, "Seller Licenses"). The Seller Licenses are set forth on Schedule 3.9 and are valid and in full force and effect, and the terms of said Seller Licenses are not subject to any restrictions or conditions that limit or would limit the operations of the business of any Seller as presently conducted, other than restrictions or conditions generally applicable to licenses of that type. The System and the Seller Licenses granted, issued or entered by the FCC are subject to the Communications Act. There are no proceedings pending or, to the best knowledge of Sellers, complaints or petitions by others, or threatened proceedings, before the FCC or any other Governmental Entity relating to the business or operations of any Seller or the Seller Licenses, other than proceedings of a rule-making nature intended to affect substantial segments of the paging industry generally, and to the best knowledge of Sellers, there are no facts or conditions that reasonably could be expected to constitute grounds for the FCC to revoke, terminate, suspend, deny, annul, or impose conditions, other than the customary conditions, on any renewal of any Seller Licenses, or impair the ability of any Seller to consummate the transactions contemplated hereby or to impose any fines, forfeitures or other penalties on any Seller. Schedule 3.9 contains a true and complete list of all licenses granted or issued by any Governmental Authority to any Seller and of each application of any Seller pending before the FCC (the "Seller Applications"), and each of the Seller Licenses issued by the FCC (collectively, the "Seller FCC Authorizations").
Schedule 3.9 also contains a true and complete list of all material licenses, permits, certificates, franchises, registrations, consents, approvals and Authorizations of any Seller pending before or issued by any State Authority (the "Seller State Certificates"), including all broadcasting permits pending before or issued by any State Authority. The Seller FCC Authorizations and the Seller State Certificates are the only such federal, state or local licenses, permits, certificates, franchise registrations, consents and Authorizations that are required for the conduct of the business and operations of Sellers as currently conducted. Subject to the consent of the FCC and any applicable State Authority, upon consummation of the transactions contemplated hereby, Purchaser shall, through its ownership of all of the stock of Sellers, have the right to utilize in its business all of the Seller FCC Authorizations and Seller State Certificates.

         3.10 ABSENCE OF UNDISCLOSED LIABILITIES. Except as set forth in the balance sheet as of June 30, 1996, or on Schedule 3.10 or any other Schedule hereto and identified sufficiently to reflect that it is a debt, liability or obligation, each Seller (i) did not have, as of June 30, 1996, debts, liabilities or obligations, whether accrued, absolute, contingent or otherwise and whether due or to become due (including without limitation any uninsured liabilities resulting from failure to comply with any Laws); (ii) has not incurred since June 30, 1996, any such debts, liabilities or obligations (other than debts, liabilities or obligations incurred in the ordinary and usual course of business after June 30, 1996 and except for expenses to be paid by the Shareholders pursuant to Section 6.5), and (iii) since June 30, 1996, has not conducted its business otherwise than in the ordinary and usual course; provided, however, that if any debt, liability or obligation that otherwise would require disclosure on Schedule 3.10 is the subject of a specific representation or warranty in this Article 3 and such representation or warranty is limited to the knowledge of Sellers or as to materiality, then such knowledge or materiality qualification shall apply in this Section 3.10, as well.

         3.11 TAX MATTERS. Except as disclosed on Schedule 3.11, all taxes arising under the Internal Revenue Code of 1986, as amended (the "Code"), or any Law promulgated thereunder, or arising under any federal, state, local or foreign Law, including, without limitation, any income, profits, employment, sales, use, occupation, excise, real property, personal property or ad valorem taxes or any license or franchise fee or tax and all penalties and interest related thereto (collectively, "Taxes"), due and payable by any Seller have been paid or provided for in the Seller Financial Statements and are not delinquent. All Taxes not yet due have been fully accrued on the books of Sellers and adequate reserves have been established therefor. The charges, accruals and reserves which have been provided in the Seller Financial Statements in respect of Taxes for all fiscal periods prior to and ending at June 30, 1996, are sufficient for the payment of all unpaid Taxes, whether or not disputed, that are accrued or applicable for the period ended June 30, 1996, and for all years and periods ended prior thereto. There are no pending claims asserted for Taxes against any Seller or outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of any Seller for any period. Each Seller has duly and timely filed all federal, state, local and foreign tax returns and all other returns required to be filed with respect to Taxes ("Tax Returns"). Sellers have delivered to Purchaser true and correct copies of all Tax Returns filed with respect to their 1995 taxable year. No Seller has filed a consent to the application of
Section 341(f) of the Code. Each Seller has made all estimated income tax deposits and all other required Tax payments or deposits and has complied for all prior periods with the Tax withholding provisions of all applicable federal, state, local and other Laws. Each Seller has had a valid election under Section 1362 of the Code and comparable provisions of state law to be taxed as an S corporation and has qualified and will qualify as of the Closing to be taxed as an S corporation for all of its taxable years ending on or prior to the Closing Date; or if a Section 338(h)(10) election is not made in accordance with Section 6.17(f), will qualify to be taxed as an S corporation for all of its taxable years ending prior to the Closing Date.

         3.12 TITLE TO PROPERTIES; ADEQUACY. Sellers have good and marketable title to all properties and assets reflected in the balance sheet dated June 30, 1996 (or acquired after that date), or valid leasehold interests in all properties and assets not reflected on such balance sheet but used by Sellers, free and clear of any title defects or Liens, except (i) mortgages and Liens securing debt reflected as liabilities on such balance sheet, (ii) Liens for current Taxes and assessments not in default, (iii) mechanics', carriers', workers', repair persons', statutory or common law Liens either not delinquent or being contested in good faith and (iv) Liens, covenants, rights-of-way, building or use restrictions, easements, exceptions, variances, reservations and other matters or limitations of any kind, if any, which do not have an adverse effect on Sellers' use of the real property affected for the purposes currently used. No person other than a Seller is currently entitled to possession of any of the properties of any Seller, whether owned or leased by such Seller. The real property, buildings, structures and improvements owned or leased by Sellers conform in all material respects to all applicable Laws, including zoning regulations, none of which would upon consummation of the transactions contemplated hereby materially and adversely interfere with the use of such properties, buildings, structures or improvements for the purposes for which they are now utilized. No Seller has received notice nor has knowledge of (A) any pending or contemplated condemnation or eminent domain proceeding affecting the real properties owned or leased by any Seller, (B) any proposal for increasing the assessed value of any such properties for state, county, local or other ad valorem Taxes or (C) any pending or, to the best knowledge of Sellers, contemplated proceedings or public improvements that would result in the levy of any special Tax or assessment against any such real properties for which a Seller would be responsible; and there are no outstanding requirements or recommendations by Sellers' insurance providers requiring or recommending any repairs or work to be done with reference to any such properties. The properties and assets owned or leased by Sellers are adequate for the conduct of its business as presently conducted and are in good repair and operating condition, normal wear and tear excepted. The properties and assets owned by Sellers constitute all of the property and assets which Sellers use in connection with the operation of their business as presently conducted, and, except as set forth on Schedule 3.4, the consummation of the transactions contemplated by this Agreement will not impair the ability of Purchaser to use such properties and assets.

         3.13 BANK ACCOUNTS. Schedule 3.13 lists all bank, money market, savings and similar accounts and safe deposit boxes of Sellers, specifying the account numbers and the authorized signatories or persons having access to them.

         3.14 LEASES AND SUBLEASES. Schedule 3.14 sets forth each lease or sublease pursuant to which any Seller leases or subleases any real or personal property, either as lessor or lessee, except any lease or sublease of personal property that (i) can be canceled by such Seller upon 30 or fewer days' notice without cost or penalty, acceleration of rentals or exercise of an option to purchase the leased property or (ii) involves an annual rental of $5,000 or less, and the leases and subleases not required to be disclosed on Schedule
3.14 do not involve annual payments by or to the Sellers of more than $50,000 in the aggregate. Sellers have delivered to Purchaser true and correct copies of all leases and subleases required to be set forth on Schedule 3.14, and: (A) no Seller is in default under any lease or sublease to which it is a party or by which it is bound; and so far as Sellers know, no other party is in default under any such lease or sublease; (B) no act or event has occurred which with notice or lapse of time, or both, would constitute a default by any Seller or, to Sellers' knowledge, by any other party under any such lease or sublease; (C) there is no outstanding notice of cancellation or termination in connection therewith; and (D) each such lease or sublease is a valid and binding agreement of Sellers and, to Sellers' knowledge, the other parties thereto which is in full force and effect in accordance with its terms. Except as set forth on
Schedule 3.14, no consents of landlords are required to consummate the transactions contemplated by this Agreement.

         3.15 MATERIAL CONTRACTS. Schedule 3.15 contains a correct and complete list of the following (collectively, the "Material Contracts"):

                (a) all bonds, debentures, loan agreements, notes, mortgages, deeds to secure debt, deeds of trust, reinsurance and other risk sharing agreements, indentures or guaranties to which any Seller is a party or by which any Seller or its properties or assets are bound;

                (b) all leases (whether capital or operating) under which any Seller is the lessee of real or personal property;

                (c)   all employment agreements of Sellers; and

                (d) all existing contracts and commitments to which any Seller is a party or by which any Seller or its properties or assets may be bound (other than those described in subparagraphs (a), (b) or (c) and any "Employee Plans" (as defined below) and other than those involving an annual commitment or annual payment by any party thereto of $10,000 or less individually (but not more than $100,000 in the aggregate)).

True and complete copies of all Material Contracts other than those between or among the Shareholders being terminated at the Closing without liability or obligation to Sellers, including all amendments thereto, have been made available to Purchaser. Except as set forth on Schedule 3.15: (A) all Material Contracts are in full force and effect and constitute the valid and binding obligations of Sellers and to the best knowledge of Sellers the other parties thereto; (B) there has not been and there currently is no default under any Material Contract by any Seller or, to the knowledge of Sellers, any other party thereto; (C) no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default by any Seller or, to the best knowledge of Sellers, any other party thereunder entitling any party to terminate a Material Contract; and (D) the continuation, validity and effectiveness of all such Material Contracts under the current terms thereof and the current rights and obligations of any Seller thereunder will in no way be affected, altered or impaired by the consummation of the transactions contemplated hereby. Except as disclosed on Schedule 3.15, there are no contracts or options to sell or lease any properties or assets of any Seller.

         3.16 LEGAL PROCEEDINGS. Except as set forth on Schedule 3.16, (i) there is no written claim, action, suit or proceeding, other than proceedings of a rule-making nature intended to affect substantial segments of the paging industry generally, pending or, to the knowledge of Sellers, threatened against any Seller or any of its properties or assets (or any of its officers or directors in connection with the business of any Seller) before any arbitrator or Governmental Entity, domestic or foreign, which in the event of a final adverse determination, considered individually or in the aggregate with all such other claims, actions, suits or proceedings, would adversely affect the assets, liabilities, financial condition, results of operations or business of any Seller, or which seeks treble damages, seeks damages in connection with any of the transactions contemplated by this Agreement or seeks to prohibit, restrict or delay consummation of the transactions contemplated hereby or any of the conditions to consummation of the transactions contemplated hereby or to limit the right of Purchaser to control any Seller or any aspect of the business of any Seller after the Closing, nor is there any judgment, decree, injunction, ruling or order of any Governmental Entity, arbitrator or any other person outstanding against any Seller having any such effect, nor has any Seller received notice of any investigation by any Governmental Entity, arbitrator or any other person against any Seller which would have such effect; and (ii) no Seller is a party to or bound by any judgment, decree, injunction, ruling or order of any Governmental Entity, arbitrator or any other person against a Seller that, when considered individually or in the aggregate with all such other judgments, decrees, injunctions, rulings or orders, adversely affects the assets, liabilities, financial condition, results of operations or business of any Seller.

         3.17 LABOR RELATIONS. Except as disclosed on Schedule 3.17, each Seller is in compliance in all material respects with all federal and state Laws respecting employment and employment practices, terms and conditions of employment, wages and hours, and is not engaged in any unfair labor or unlawful employment practice. There is no unlawful employment practice or discrimination charge pending before the Equal Employment Opportunity Commission ("EEOC") or any EEOC recognized state "referral agency." There is no unfair labor practice charge or complaint against any Seller pending before the National Labor Relations Board ("NLRB"). There is no labor strike, dispute, slowdown or stoppage actually pending or, to the best knowledge of Sellers, threatened against or involving or affecting any Seller and no NLRB representation question exists respecting any of its employees. No grievance or arbitration proceeding is pending and no written claim therefor exists. There is no collective bargaining agreement that is binding on any Seller. Except for any Material Contract disclosed pursuant to Section 3.15, no Seller is a party to or bound by any agreement, arrangement or understanding with any employee or consultant that cannot be terminated on notice of ninety (90) or fewer days without liability to any Seller or that entitles the employee or consultant to receive any salary continuation or severance payment or retain any specified position with any Seller.

         3.18 INSIDER INTERESTS. Except as disclosed on Schedule 3.18, no affiliate (an "Affiliate"), as that term is defined in Rule 405 of Regulation C promulgated under the Securities Act of 1933, as amended (the "Securities Act"), officer, director or Shareholder of any Seller (i) has any agreement with any Seller or any interest in any property, real or personal, tangible or intangible, including without limitation trade names or trademarks used in or pertaining to the business of any Seller, except for the normal rights as a stockholder or (ii) has any claim or cause of action against any Seller, except for accrued compensation and benefits, expenses and similar obligations incurred in the ordinary course of business (including reimbursement of medical expenses pursuant to Employee Plans) with respect to employees of a Seller.

         3.19 INTELLECTUAL PROPERTY. Except as set forth on Schedule 3.19 (and except for licenses of generally available computer programs), each Seller owns, or owned during all periods of use, all patents, trademarks, service marks, trade names, copyrights or applications for the foregoing, and all computer programs, firmware and documentation relating thereto, and trade secrets and other intellectual properties (collectively, the "Intellectual Property") that are or were used in the conduct of the business of such Seller. Except as disclosed on Schedule 3.19, and subject to FCC rules, each Seller has and has had the unrestricted right to produce, market, license and sell all of the products and services produced, marketed and licensed by it and the consummation of the transactions contemplated by this Agreement will not alter or impair any such rights. Schedule 3.19 lists all of the Intellectual Property other than trade secrets, which have been separately disclosed to Purchaser, and lists all licenses or other agreements (other than licenses of generally available computer programs) pursuant to which any Seller has any right to use or enjoy any Intellectual Property that is owned by others or pursuant to which any Seller is under a duty of confidentiality with respect to any Intellectual Property owned by others (the "Intellectual Property Agreements"). Except as disclosed on Schedule 3.19, all of the Intellectual Property is owned free and clear of all assignments, licenses, sublicenses, and Liens, including claims of employees, former employees or independent contractors of any Seller, and no Seller has received notice that the use of any of the Intellectual Property in the business of any Seller, any of the products or services of any Seller or any products held for future sale or license by any Seller violates or infringes upon the claimed rights of others and, to the best of Sellers' knowledge, there is no valid basis for such a claim. As to the Intellectual Property Agreements, except as set forth on Schedule 3.19, (i) all are in full force and effect; (ii) no Seller is, nor to the best of the knowledge of Sellers or the Shareholders, is any other party thereto, in default under any Intellectual Property Agreement; (iii) no Seller is obligated to make any royalty, transfer or similar payments under any Intellectual Property Agreement, (iv) the rights of Sellers under the Intellectual Property Agreements will not be affected by the consummation of the transactions provided for herein, and (v) to the best of Sellers' knowledge, the exercise by a Seller of its respective rights under any Intellectual Property Agreement will not infringe upon the claimed rights of others.

         3.20 INSURANCE. Each Seller maintains the amount and scope of all insurance policies or contracts providing coverage as summarized on Schedule
3.20. All such policies or contracts of insurance are of a scope and, in the opinion of management, in an amount usual and customary for businesses engaged in the businesses of such Seller and are sufficient for compliance with all Laws and of all agreements to which such Seller is a party. All insurance policies pursuant to which any such insurance is provided are in full force and effect and no effective notice of cancellation or termination of any such insurance policies has been given to any Seller by the carrier of any such policy. All premiums required to be paid in connection therewith have been paid in full.

         3.21   EMPLOYEE AND FRINGE BENEFIT PLANS.

                (a) SCHEDULE OF PLANS. Schedule 3.21 lists each of the following that any Seller or any ERISA Affiliate (as defined below) either maintains, is required to contribute to or otherwise participates in (or at any time maintained, contributed to or otherwise participated in) or as to which any Seller or any ERISA Affiliate has any unsatisfied liability or obligation, whether accrued, contingent or otherwise:

                      (i)    any employee pension benefit plan
                ("Pension/Profit-Sharing Plan") (as such term is defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), including any pension, profit-sharing, retirement, thrift or stock bonus plan;

                      (ii) any "multi-employer plan" ("Multi-Employer Plan") (as such term is defined in ERISA);

                      (iii) any employee welfare benefit plan ("Welfare Plan") (as such term is defined in ERISA); or

                      (iv) any other compensation, stock option, restricted stock, fringe benefit or retirement plan, program, policy, understanding or arrangement of any kind whatsoever, whether formal or informal, not included in the foregoing and providing for benefits for, or the welfare of, any or all of the current or former employees or agents of any Seller or any ERISA Affiliate or their beneficiaries or dependents, including any group health, life insurance, retiree medical, bonus, incentive or severance arrangement, and all outstanding stock options, restricted shares, phantom stock awards, stock appreciation rights, performance share unit awards or cash or other similar incentive awards thereunder;

         (all of the foregoing in items (i), (ii), (iii) and (iv) being referred to as "Employee Plans"). "ERISA Affiliate" means each trade or business (whether or not incorporated) which together with a Seller is treated as a single employer pursuant to Code Section 414(b), (c),
         (m) or (o). Sellers have delivered to Purchaser (and Schedule 3.21 lists each item delivered) copies of the following: (1) each written Employee Plan, as amended (including either the original plan or the most recent restatement and all subsequent amendments); (2) the most recent Internal Revenue Service ("IRS") determination letter issued with respect to each Pension/Profit-Sharing Plan; (3) the latest actuarial valuation (if any) for each Pension/Profit-Sharing Plan; (4) all annual reports on the Form 5500 series; (5) each trust agreement, insurance contract or document setting forth any other funding arrangement, if any, with respect to each Employee Plan; (6) the most recent ERISA summary plan description or other summary of plan provisions distributed to participants or beneficiaries for each Employee Plan; (7) each opinion or ruling from the IRS, the Department of Labor or the Pension Benefit Guaranty Corporation ("PBGC") concerning any Employee Plan; and (8) each Registration Statement, amendment thereto and prospectus relating thereto filed with the Securities and Exchange Commission (the "SEC") or furnished to participants in connection with any Employee Plan.

                (b) QUALIFICATION. Except as set forth on Schedule 3.21 each Pension/Profit-Sharing Plan: (i) has received a favorable determination letter from the IRS to the effect that it is qualified under Code Sections 401(a) and 501, both as to the original plan and all restatements or material amendments; (ii) has never been subject to any assertion by any Governmental Entity that it is not so qualified; and (iii) has been operated so that it has always been so qualified.

                (c)   ACCRUALS; FUNDING.

                      (i) Pension/Profit-Sharing Plans. None of the Employee Plans is a Pension/Profit-Sharing Plan subject to ERISA Title IV (including those for retired, terminated or other former employees and agents).

                      (ii) Other Plans. Schedule 3.21 fully and accurately sets forth any funding liability under each Employee Plan not subject to ERISA Title IV, whether insured or otherwise, specifically setting forth any liabilities under any retiree medical arrangement and specifically designating any insured plan which provides for retroactive premium or other adjustments. The levels of insurance reserves and accrued liabilities with regard to each such Employee Plan are reasonable and are sufficient to provide for all incurred but unreported claims and any retroactive premium adjustments.

                      (iii) Contributions. Except as set forth on Schedule 3.21: (1) Each Seller and each ERISA Affiliate have made full and timely payment of all amounts required to be contributed under the terms of each Employee Plan and applicable Law, or required to be paid as expenses under such Employee Plan, including PBGC premiums and amounts required to be contributed under Code Section 412; (2) all contributions have been made in accordance with the actuarial recommendations; and (3) no excise taxes are assessable as a result of any nondeductible or other contributions made or not made to an Employee Plan.

                (d) REPORTING AND DISCLOSURE. Summary plan descriptions and all other returns, reports, registration statements, prospectuses, documents, statements and communications which are required to have been filed, published or disseminated under ERISA or other Law and the rules and regulations promulgated by the Department of Labor under ERISA and the Treasury Department or by the SEC with respect to the Employee Plans have been so filed, published or disseminated.

                (e) PROHIBITED TRANSACTIONS; TERMINATIONS; OTHER REPORTABLE EVENTS. Except as set forth on Schedule 3.21:

                      (i) neither any Seller, any ERISA Affiliate, any Employee Plan, any trust or arrangement created under any of them, nor any trustee, fiduciary, custodian, administrator or any person or entity holding or controlling assets of any of the Employee Plans has engaged in any "prohibited transaction" (as such term is defined in ERISA or the Code) which could subject any of the foregoing persons or entities, or any person or entity dealing with them, to any tax, penalty or other cost or liability of any kind; and

                      (ii) no termination, whether partial or complete, has occurred with respect to any Employee Plan.

                (f) CLAIMS FOR BENEFITS. Other than claims for benefits arising in the ordinary course of the administration and operation of the Employee Plans, no claims, investigations or arbitrations are pending or threatened against any Employee Plan or against any Seller, any ERISA Affiliate, any trust or arrangement created under or as part of any Employee Plan, any trustee, fiduciary, custodian, administrator or other person or entity holding or controlling assets of any Employee Plan, and no basis to anticipate any such claim or claims exists.

                (g) OTHER. Each Seller and all ERISA Affiliates have fully complied with all of their obligations under each of the Employee Plans and with all provisions of ERISA and any and all other Laws applicable to the Employee Plans. No written notice has been received by any

         Seller of any claim by any participant in the Employee Plans of any violations of such Laws, and to the best knowledge of Sellers, no such claims are pending or threatened.

                (h) CREATION OF OBLIGATIONS BY REASON OF SALE OF THE SHARES. Except as set forth on Schedule 3.21, the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not constitute an event under any Employee Plan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee, including any obligation to make a payment that would be nondeductible under Code Section 280G or any other Code provision.

                (i) NO MULTI-EMPLOYER PLANS. Except as set forth on Schedule 3.21, none of the Employee Plans is a Multi-Employer Plan, and neither any Seller nor any ERISA Affiliate has any liability, joint or otherwise, for any withdrawal liability (potential, contingent or otherwise) under ERISA Title IV for a complete or partial withdrawal from any Multi-Employer Plan.

         3.22   [INTENTIONALLY OMITTED]

         3.23   ENVIRONMENTAL MATTERS. Except as set forth on Schedule 3.23:

                (a) Each Seller has obtained all Authorizations, kept all records and made all filings required by applicable Environmental Laws (as defined below) with respect to emissions or discharges into the environment and the proper disposal of any hazardous wastes, hazardous substances, or other hazardous or toxic materials as defined in the Environmental Laws. None of the properties occupied or used by any Seller has been contaminated with any such hazardous wastes, hazardous substances, or other hazardous or toxic materials by a Seller. Each Seller has conducted its operations and will consummate the transactions contemplated by this Agreement in compliance with all Environmental Laws and all Authorizations obtained pursuant thereto.

                (b) No Seller has received any notice from the United States Environmental Protection Agency that it is a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act ("Superfund Notice"), any citation from any Governmental Entity for noncompliance with its requirements with respect to air, water or environmental pollution, or the improper storage, use or discharge of any hazardous waste, other waste or other substance or material pertaining to its business ("Citations") or any written notice from any private party alleging any such noncompliance or impropriety; and there are no pending or unresolved Superfund Notices, Citations or written notices from private parties alleging any such noncompliance or impropriety.

                (c) The term "Environmental Laws" shall mean all Laws relating to pollution or protection of the environment.

         3.24 CORPORATE RECORDS. Within a reasonable time prior to the Closing, the corporate record books (including the share records) of each Seller will be complete, accurate and up to date with all necessary signatures and set forth all meetings and actions taken by the stockholders and directors of such Seller and all transactions involving the shares of such Seller (and contain all canceled share certificates) and shall be delivered to Purchaser for review.

         3.25 ACCURACY OF SCHEDULES, CERTIFICATES AND DOCUMENTS. All information concerning Sellers contained in this Agreement, in any certificate furnished to Purchaser pursuant hereto and in each schedule hereto is both complete (in that, except as otherwise stated therein, it represents all the information called for and does not omit to state any material fact necessary to make the statements contained therein not misleading) and accurate in all material respects; and all documents furnished to Purchaser pursuant to this Agreement as being documents described in this Agreement or in any schedule attached hereto are true and correct copies of the documents which they purport to represent.

         3.26 BROKERS, FINDERS AND INVESTMENT BANKERS. Neither any Seller nor any of its officers, directors or employees have employed any broker, finder or investment banker or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees or finders' or similar fees in connection with the transactions contemplated by this Agreement, except that Sellers have arrangements with Daniels & Associates, L.P., the complete terms of which have been disclosed to Purchaser and the cost of which shall be borne by the Shareholders.


                                   ARTICLE 4

                 REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

         Each of the Shareholders other than, with respect to the representations and warranties in Sections 4.7, 4.8, 4.9 and 4.11, Collins, severally represents and warrants to Purchaser with respect to himself and his ownership of Shares as follows:

         4.1 OWNERSHIP OF SHARES. Such Shareholder owns of record and beneficially the number of Shares of each Seller set forth opposite the name of such Shareholder on Schedule 4.1. Such Shareholder owns all right, title and interest in and to such Shares, free and clear of all Liens (including those for federal or state estate or inheritance taxes), options, rights of refusal or similar rights or other transfer restrictions of any nature whatsoever (including any arising from any pending or threatened litigation) other than restrictions on transfers arising out of applicable federal and state securities Laws and except as provided in a Shareholders' Agreement to be terminated at or prior to the Closing. Except as set forth on Schedule 4.1, such Shareholder owns no other security of any Seller.

         4.2 AUTHORIZATION. With respect to this Agreement and any other agreements, instruments and documents executed and delivered by such Shareholder pursuant to this Agreement (this

Agreement and such other agreements, instruments and documents, are collectively referred to as the "Shareholder Delivered Agreements"): (i) such Shareholder has the right, power and authority to enter into the Shareholder Delivered Agreements executed and delivered by him and to consummate the transactions contemplated by, and otherwise to comply with and perform his obligations under, them; and (ii) the Shareholder Delivered Agreements will, when delivered, constitute valid and binding obligations of such Shareholder enforceable against such Shareholder in accordance with their terms.

         4.3 ABSENCE OF VIOLATIONS OR CONFLICTS. The execution and delivery of the Shareholder Delivered Agreements and the consummation by such Shareholder of the transactions contemplated by, or other compliance with the performance under, them do not and will not with the passing of time or giving of notice or both: (i) constitute a violation of, be in conflict with, constitute a default or require any payment under, permit a termination of, or result in the creation or imposition of any Lien upon any assets of any Seller under (A) any contract, agreement, commitment, undertaking or understanding (including rights of refusal or similar rights or other transfer restrictions) to which such Shareholder is a party or to which he or his properties are subject or bound, (B) any judgment, decree or order of any Governmental Entity to which such Shareholder or his properties are subject or bound, or (C) any applicable Laws; or (ii) create, or cause the acceleration of the maturity of, any debt, obligation or liability of such Shareholder that would result in any Lien or other claim upon the assets of any Seller.

         4.4 NO CONSENTS REQUIRED. Except as set forth on Schedule 4.4, no Authorization of or with any Governmental Entity or any other Authorization of or with any other third party, on the part of such Shareholder is required in connection with his execution or delivery of the Shareholder Delivered Agreements or the consummation of the transactions contemplated by, or other compliance with the performance under, such Shareholder Delivered Agreements by such Shareholder.

         4.5 NO CLAIMS AGAINST SELLERS. Except as set forth on Schedule 4.5, such Shareholder has no claim against any Seller, except for accrued compensation and benefits and expenses or similar obligations incurred in the ordinary course of business (including reimbursement of medical expenses pursuant to the Employee Plans disclosed pursuant to this Agreement) with respect to Shareholders who are employees of such Seller, and except as otherwise specifically provided in this Agreement.

         4.6 LITIGATION RELATED TO THIS AGREEMENT. Such Shareholder is not a party to, or subject to any judgment, decree or order entered in, any lawsuit or proceeding brought by any Governmental Entity or other third party seeking to prevent the execution of this Agreement or the consummation of the transactions contemplated hereby.

         4.7 INVESTMENT INTENT. Such Shareholder will acquire the securities issued pursuant to this Agreement, for his own account, to hold for investment, and with no present intention of dividing his participation with others or reselling or otherwise participating, directly or indirectly, in a distribution thereof (other than a transfer by Allen Wolfbiss of no more than 3% of the shares of Purchaser Common Stock acquired by him pursuant to this Agreement, provided that any recipient of such shares shall be subject to the restrictions set forth in this Agreement without reference to any exceptions thereto), and he will not make any sale, transfer, or other disposition of the Purchaser Common Stock in violation of the Securities Act or any applicable state securities laws (the "State Acts"). Such Shareholder agrees that there will be placed on the certificate for his Purchaser Common Stock, or any substitutions for it, a legend stating in substance:

                             THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN
                      REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS IN RELIANCE ON ONE OR MORE EXEMPTIONS THEREUNDER AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT THEREUNDER. THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE
                      SECTION 10-5-9 OF THE "GEORGIA SECURITIES ACT OF 1973," AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A STOCK PURCHASE AGREEMENT (THE "AGREEMENT") DATED SEPTEMBER 30, 1996 AMONG THE CORPORATION AND THE HOLDER OF THESE SECURITIES AND OTHERS. ANY ATTEMPTED TRANSFER IN VIOLATION OF THE AGREEMENT SHALL BE NULL AND VOID. A COPY OF THE AGREEMENT OR A SUMMARY OF SUCH RESTRICTIONS IS AVAILABLE FROM THE CORPORATION UPON REQUEST.

         4.8 ACCESS TO INFORMATION. Such Shareholder has been given access to all material and relevant information concerning Purchaser, thereby enabling such Shareholder to make an informed investment decision concerning the Purchaser Common Stock. Such Shareholder has relied solely upon an independent investigation made by him and his representatives, if any, and has, prior to the date hereof, been given access to and the opportunity to examine data and information relating to Purchaser. In making his investment decision to acquire the Purchaser Common Stock pursuant to this Agreement, such Shareholder is not relying on any oral or written representations or assurances from Purchaser or any other person or any representative of Purchaser or any other person other than as set forth in this Agreement. Without limiting the foregoing, such Shareholder has reviewed Purchaser's Registration Statement on Form S-1, effective February 26, 1996 (the "S-1"), and Purchaser's Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 1996, respectively (the "10-Qs") and Purchaser's Current Reports on Form 8-K dated July 3, 1996 and September 13, 1996 (the "8-Ks"). The foregoing does not limit or modify the representations and warranties of Purchaser made in this Agreement or such Shareholders' right to rely thereon. Such Shareholder is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act.

         4.9 ECONOMIC RISK. Such Shareholder represents that he is able to bear the economic risk of an investment in the Purchaser Common Stock. In making this statement, such Shareholder hereby represents and warrants to Purchaser that he has adequate means of providing for his current needs and contingencies; he is able to afford to hold the Purchaser Common Stock and he further represents that he has such knowledge and experience in financial and business matters that the he is capable of evaluating the merits and risks of the investment in the Purchaser Common Stock. Further, such Shareholder represents that he has no present need for liquidity in the Purchaser Common Stock and is willing to accept such investment risks.

         4.10 TAX ADVICE. Such Shareholder has reviewed with his tax advisor the U.S. federal, state, local and foreign tax consequences of an investment in the Purchaser Common Stock and the transactions contemplated by this Agreement. Such Shareholder is relying solely on such advisors and not on any statements or representations of Purchaser or any of its agents and understands that he (and not Purchaser) shall be responsible for his own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

         4.11 OFFERING MEMORANDUM. Prior to the date of this Agreement, such Shareholder has received an offering memorandum in connection with his approval of this Agreement. Such Shareholder acknowledges and agrees that the Shareholders are responsible for the accuracy of the information supplied by Sellers or the Shareholders for inclusion therein, and Purchaser is responsible for the accuracy of the information supplied by Purchaser for inclusion therein.


                                   ARTICLE 5

                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser represents and warrants to Sellers and the Shareholders as follows:

         5.1 ORGANIZATION. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to own all its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in the jurisdictions shown on
Schedule 5.1, which include all jurisdictions in which it is required to be qualified and the failure to be so qualified would materially and adversely affect the financial condition, business or results of operations of Purchaser.

The copies of Purchaser's Certificate of Incorporation and Bylaws, in each case as amended to date, which have been delivered to Sellers, are complete and correct, and such instruments, as so amended, are in full force and effect.

         5.2 CAPITALIZATION. The authorized capital stock of Purchaser consists of 70,000,000 shares of Purchaser Common Stock and 5,000,000 shares of $.01 par value preferred stock (the "Purchaser Preferred Stock"). As of August 13, 1996, 14,426,576 shares of Purchaser Common Stock were duly authorized, validly issued and outstanding, fully paid and non-assessable, were not issued in violation of any preemptive rights, and were the only shares of Purchaser's capital stock issued and outstanding, and no shares of Purchaser Common Stock were held in the treasury of Purchaser. No Purchaser Preferred Stock is issued or outstanding or held in the treasury of Purchaser.

         5.3 AUTHORITY. Purchaser has the corporate power and authority to execute and deliver this Agreement and any other agreements, instruments and documents executed and delivered by Purchaser pursuant to this Agreement (this Agreement and such other agreements, instruments and documents are collectively referred to as the "Purchaser Delivered Agreements") and to consummate the transactions contemplated on the part of Purchaser thereby. The execution and delivery by Purchaser of the Purchaser Delivered Agreements and the consummation by Purchaser of the transactions contemplated on its part thereby have been duly authorized by its Board of Directors. No other corporate action on the part of Purchaser is necessary to authorize the execution and delivery of the Purchaser Delivered Agreements by Purchaser or the consummation by Purchaser of the transactions contemplated thereby. The Purchaser Delivered Agreements have been duly executed and delivered by Purchaser, and each is a valid and binding obligation of Purchaser enforceable in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, reorganization, insolvency or other laws and court decisions relating to or affecting the enforcement of creditors' rights generally (including but not limited to statutory or other law regarding fraudulent transfers), and (ii) as to the availability of specific performance or other equitable remedies.

         5.4 NON-CONTRAVENTION. The execution and delivery of the Purchaser Delivered Agreements by Purchaser do not and the consummation by Purchaser of the transactions contemplated thereby does not and will not (i) violate or conflict with any provision of the Certificate of Incorporation or Bylaws of Purchaser or (ii) violate or conflict with, or result (with the giving of notice or the lapse of time or both) in a violation of or constitute a default under, any provision of, or result in the acceleration or termination of or entitle any party to accelerate or terminate (whether after the giving of notice or lapse of time or both) any obligation or benefit under, or result in the creation or imposition of any Lien upon any of the assets or property of Purchaser pursuant to any provision of, any contract, agreement, commitment, undertaking, arrangement or understanding to which Purchaser or any of its Subsidiaries is a party or bound or to which any of their assets or properties are subject that is required to be disclosed in response to Items 601(b)(4) and 601(b)(10) of Regulation S-K promulgated under the Securities Act (a "Purchaser Material Contract"), Law, order, arbitration award, judgment or decree to which Purchaser is a party or by which Purchaser or its assets or properties is bound, and the same does not and will not constitute an event permitting termination of any Purchaser Material Contract.

         5.5 CONSENTS. Except for any required filings with the SEC under Regulation D or any state securities commissions, any required filings with or approvals by the FCC under the Communications Act and state public utility or public service agencies, and as reflected on Schedule 5.5, no Authorization of any Governmental Entity is required for, or in connection with, the execution and delivery of the Purchaser Delivered Agreements by Purchaser and the consummation by Purchaser of the transactions contemplated thereby, where the failure to make such filing or registration or to obtain such consent, authorization, order or approval would have a material and adverse effect on the ability of Purchaser to consummate the transactions contemplated by the Purchaser Delivered Agreements.

         5.6 REPORTS. The S-1 and the 10-Qs and 8-Ks did not, as of their respective dates, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         5.7 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since June 30, 1996, there has not been any material adverse change in the financial condition, business or results of operations of Purchaser and its Subsidiaries, taken as a whole. All information concerning Purchaser and its Subsidiaries contained in this Agreement, in any certificate furnished to the Shareholders pursuant hereto and in each schedule hereto is both complete (in that, except as otherwise stated therein, it represents all the information called for and does not omit to state any material fact necessary to make the statements contained therein not misleading) and accurate in all material respects; and all documents furnished to the Shareholders pursuant to this Agreement as being documents described in this Agreement or in any schedule attached hereto are true and correct copies of the documents which they purport to represent.

         5.8 BROKERS, FINDERS AND INVESTMENT BANKERS. Neither Purchaser nor any of its officers, directors or employees have employed any broker, finder or investment banker or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees or finders' or similar fees in connection with the transactions contemplated by this Agreement.

         5.9 DELIVERY OF INFORMATION. Purchaser has delivered to NationsBank, N.A. (South) ("NationsBank") certain information regarding Sellers and the transactions contemplated by this Agreement required by Section 6.12 of the Credit Agreement, dated as of August 8, 1996, by and among Purchaser, PNI Systems, LLC and NationsBank (the "Credit Agreement"), and, on the basis of such information, NationsBank has by letter dated September 26, 1996, consented to PNI's consummation of the transactions contemplated by this Agreement but has not committed to provide financing therefor.

         5.10 REGULATORY QUALIFICATIONS. Purchaser has no knowledge of any information concerning Purchaser or its principals that could cause the FCC or any other Governmental Entity not to issue all consents and approvals necessary for the consummation of the transactions contemplated by this Agreement and for the operation of the System subsequent thereto.


                                   ARTICLE 6

                      ADDITIONAL COVENANTS AND AGREEMENTS

         6.1 CONDUCT OF BUSINESS PENDING THE CLOSING. During the period from the date hereof to the Closing Date (except as required by Law, as set forth on Schedule 6.1 and for the transactions contemplated by this Agreement):

                (a) OPERATION BY SELLERS IN THE ORDINARY COURSE OF BUSINESS. Each Seller shall conduct its operations according to its ordinary and usual course of business in substantially the same manner as heretofore conducted and use its reasonable best efforts to preserve intact its business organization, to maintain all Seller FCC Authorizations and Seller State Certificates, to keep available the services of its officers and employees, and to maintain satisfactory relationships with the FCC and relevant State Authorities, licensors, suppliers, distributors, customers and others having business relationships with it. Each Seller shall prepare and file all federal, state, local and foreign returns for Taxes and other Tax reports, filings and amendments thereto required to be filed by it, and allow Purchaser, at its request, to review all such returns, reports, filings and amendments at such Seller's offices prior to the filing thereof, which review shall not interfere with the timely filing of such returns.

                (b) FORBEARANCES BY SELLERS. No Seller shall without the prior written consent of Purchaser, which consent shall not be unreasonably withheld:

                      (i)    except as otherwise permitted pursuant to clause
                (vi) below, incur any debt, liability or obligation, direct or indirect, whether accrued, absolute, contingent or otherwise, other than current liabilities incurred in the ordinary and usual course of business, or fail to pay any debt when due or take or fail to take any action, the taking of which, or the failure to take of which, would permit any debt to be accelerated;

                      (ii) assume, guarantee, endorse or otherwise become responsible for the obligations of any other individual, firm or corporation, other than endorsements of negotiable instruments in the ordinary course of business, or make any loans or advances to any individual, firm or corporation;

                      (iii) declare, set aside or pay any dividend in property with respect to its capital stock or declare or make any distribution in property on, redeem, or purchase or otherwise acquire any Seller Common Stock, or split, combine or otherwise similarly change the outstanding Seller Common Stock, or authorize the creation or issuance of or issue or sell any shares of its capital stock or any securities or obligations convertible into or exchangeable for, or giving any person any right to acquire from it, any shares of its capital stock, or agree to take any such action.

                      (iv) mortgage, pledge or otherwise encumber any property or asset, except in the ordinary and usual course of business;

                      (v) sell, lease, transfer or dispose of any of its properties or assets, waive or release any rights or cancel, compromise, release or assign any indebtedness owed to it or any claims held by it, except in the ordinary and usual course of business but in no event shall any such sale, lease, transfer, disposition, waiver, release, cancellation, compromise or assignment exceed $25,000;

                      (vi) make any investment of a capital nature either by purchase of stock or securities, contributions to capital, property transfers or otherwise, or by the purchase of any property or assets of any other individual, firm or corporation, except in the ordinary and usual course of business but in no event greater than $25,000; provided, however, that no prior written consent shall be required from Purchaser with respect to purchases of pagers in the ordinary course of business in an amount less than $250,000 in the aggregate;

                      (vii) fail to perform its material obligations under Material Contracts (except those being contested in good faith) or enter into, assume or amend in any material respect any contract or commitment that would be a Material Contract other than contracts to provide services entered into in the ordinary and usual course of business;

                      (viii) except for regularly scheduled increases in
                accordance, both as to timing and amount, with normal prior practice, increase in any manner the compensation or fringe benefits of any of its officers or employees or pay or agree to pay any pension or retirement allowance not required by any existing plan or agreement to any such officers or employees, or commit itself to or enter into any employment agreement or any incentive compensation, deferred compensation, profit sharing, stock option, stock purchase, savings, consulting, retirement, pension or other "fringe benefit" plan, award or arrangement with or for the benefit of any officer, employee or other person;

                      (ix) permit any insurance policy naming it as a beneficiary or a loss payable payee to be canceled or terminated or any of the coverage thereunder to lapse, unless such Seller makes reasonable efforts to obtain simultaneously with such termination or cancellation replacement policies providing substantially the same coverage on commercially reasonable terms and, if so available, such policies are in full force and effect;

                      (x)    amend its Certificate of Incorporation or Bylaws;

                      (xi) enter into any union, collective bargaining or similar agreement; or

                      (xii) enter into an agreement to take any of the actions described in clauses (i) through (xi).

                (c) CONTROL OF SYSTEM. Nothing contained in this Agreement or in the Agency Agreement of even date herewith between Purchaser and the Sellers (the "Agency Agreement") shall be construed as giving Purchaser any right to supervise, directly or indirectly, or direct the operation of, the System.

In connection with the continued operation of the business of Sellers between the date of this Agreement and the Closing Date, Sellers shall confer in good faith on a regular basis with one or more representatives of Purchaser designated in writing to receive reports on operational matters of materiality and the general status of ongoing operations. Each Seller acknowledges that Purchaser does not thereby waive any rights it may have under this Agreement as a result of this covenant to engage in consultations nor shall Purchaser be responsible for any decisions made by any Seller's officers and directors with respect to matters which are the subject of such consultation, unless Purchaser has consented in writing to a particular transaction as contemplated in this
Section 6.1.

         6.2 REASONABLE BEST EFFORTS; FURTHER ASSURANCES; COOPERATION. Subject to the other provisions in this Agreement, the parties hereto shall in good faith perform their obligations under this Agreement and shall each use their reasonable best efforts to do, or cause to be done, all things necessary, proper or advisable under applicable Law to obtain all Authorizations and orders and satisfy all conditions to the obligations of the parties under this Agreement and to cause the transactions contemplated by this Agreement to be carried out promptly in accordance with the terms hereof and shall cooperate fully with each other and their respective officers, directors, employees, agents, counsel, accountants and other designees in connection with any steps required to be taken as part of their respective obligations under this Agreement. Upon the execution of this Agreement and thereafter, each party shall take such actions and execute and deliver such documents as may be reasonably requested by the other parties hereto in order to consummate more effectively the transactions contemplated by this Agreement and provide such information and access to Sellers' books and records as are appropriate to enable any party hereto to make or review any calculations required to be made under this Agreement.

         6.3    INVESTIGATION; CONFIDENTIALITY.

                (a) Purchaser may, prior to the Closing Date, make or cause to be made, such investigation of the business and properties of any Seller and its financial and legal condition as Purchaser deems necessary or advisable to familiarize itself therewith, provided that such investigations shall not unreasonably interfere with normal operations of such Seller. Sellers agree to permit Purchaser and its authorized representatives to have or cause them to be permitted to have, after the date hereof, full access to the premises, books and records of Sellers with reasonable prior notice and at reasonable hours, and the officers of Sellers shall furnish Purchaser with such financial and operating data and other information with respect to Sellers' businesses and properties as Purchaser shall from time to time reasonably request. Sellers agree to permit Purchaser and its authorized representatives to conduct, at Purchaser's expense, an audit of Sellers' books and records, and Sellers will request their auditing firm to permit Purchaser and its representatives, including its auditing firm, to review the work papers of the auditing firm of Sellers relating to their examination of the Seller Audited Financial Statements. No investigation by Purchaser heretofore or hereafter made shall affect the representations and warranties of Sellers, and each such representation and warranty shall survive any such investigation, subject to Article 10.

                (b) Except as contemplated by this Agreement or as necessary to carry out the transactions contemplated hereby, all information or documents furnished to Purchaser shall be kept confidential by Purchaser (and Purchaser shall cause its agents and representatives to maintain the confidentiality of such documents) and in the event such transactions are not consummated, Purchaser shall return to Sellers all information furnished hereunder (including all copies thereof) and shall not thereafter use the same for any purpose until such time as such information becomes publicly available from sources other than parties to this Agreement, except to the extent (i) it was known by Purchaser prior to being received, (ii) it is or thereafter becomes lawfully obtained from other sources not under obligation of confidentiality to a Seller, (iii) Purchaser is legally required to disclose the same to any Governmental Entity having jurisdiction over Purchaser or as otherwise may be required by applicable law, or (iv) such duty of confidentiality is waived by a Seller.

                (c) Purchaser acknowledges that any violation of the provisions of this Section 6.3 may cause irreparable harm to Sellers or the Shareholders and that damages are not an adequate remedy. Purchaser therefore agrees that Sellers and the Shareholders shall be entitled to an injunction by an appropriate court in the appropriate jurisdiction, enjoining, prohibiting and restraining Purchaser from the continuance of any such violation, in addition to any monetary damages that might occur by reason of the violation of this Section
         6.3. The remedies provided in this Section 6.3 are cumulative and shall not exclude any other remedies to which either party to this Agreement may be entitled under this Agreement or applicable Law, and the exercise of a remedy shall not be deemed an election excluding any other remedy (any such claim by any other party to this Agreement being hereby waived).

         6.4    [INTENTIONALLY OMITTED.]

         6.5 EXPENSES. Except as otherwise provided in this Agreement, whether or not the transactions contemplated hereby are consummated, all costs and expenses (including any brokerage commissions or any finder's or investment banker's fees and including attorney's and accountant's fees) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses; provided that the Shareholders acknowledge and agree that all fees and expenses of their advisors in connection with this Agreement and the transactions contemplated hereby, including without limitation the fees and expenses of Daniels & Associates, L.P., even if such fees and expenses relate to corporate action, are the expenses of the Shareholders, and not of Sellers, and Purchaser acknowledges and agrees that the time and expenses of Seller personnel and their costs are expenses of Sellers, and not of the Shareholders; and provided, further, that the Shareholders' reasonable costs of travel to Atlanta, Georgia for the signing of this Agreement shall be borne by Purchaser.

         6.6 NO SOLICITATION OF TRANSACTIONS. Prior to the termination and abandonment of this Agreement, neither any Seller nor any Shareholder will, or will direct their Affiliates, officers, directors, and representatives to: (i) solicit, initiate or encourage submission of proposals or offers from any person other than Purchaser relating to any acquisition or purchase of all or a material part of the stock or assets of, or any merger, consolidation, share exchange or business combination with, or any recapitalization, restructuring or issuance or offering of debt or equity securities of, any Seller (an "Acquisition Proposal"); or (ii) participate in any discussions or negotiations regarding, or furnish to any person other than Purchaser and its representatives, any information with respect to, or otherwise cooperate in any way or assist, facilitate or encourage, any Acquisition Proposal by any person other than Purchaser. Sellers and the Shareholders will immediately cease and cause to be terminated any existing activity, discussions or negotiations with any person other than Purchaser and its representatives conducted prior to the execution and delivery of this Agreement with respect to any Acquisition Proposal. If, notwithstanding the foregoing, any Seller, the Shareholders or any of their Affiliates or representatives should receive any Acquisition Proposal or any inquiry regarding any such proposal from a third party, the person or entity receiving such a proposal shall promptly inform Purchaser.

         6.7 SHARE TRANSFER RESTRICTIONS. In addition to restrictions on transfer imposed by the Securities Act and the State Acts, no Shareholder shall transfer any Purchaser Common Stock received by him pursuant to this Agreement for six months after issuance, except for transfers to immediate family members or trusts for the benefit thereof for estate planning purposes and except that Allen Wolfbiss may give not more than 3% of the shares of Purchaser Common Stock received by him pursuant to this Agreement, provided, in each case, that such transfers are in compliance with the Securities Act and the State Acts and that any transferee or donee shall be subject to the restrictions on transfer imposed by this Agreement, without regard to any exceptions thereto, and imposed the Securities Act and the State Acts.

         6.8 NASDAQ LISTING. Prior to the Closing Date, Purchaser shall cause the shares of Purchaser Common Stock to be issued pursuant to this Agreement to be authorized for listing on the Nasdaq National Market, upon official notice of issuance.

         6.9 PUBLIC ANNOUNCEMENTS. The timing and content of all public announcements regarding any aspect of this Agreement to the financial community, Governmental Entities, employees or the general public shall be mutually agreed upon in advance unless Purchaser or a Seller is advised by counsel that any such announcement or other disclosure not mutually agreed upon in advance is required to be made by Law or applicable rules of the Nasdaq National Market and then only after making a reasonable attempt to comply with provisions of this Section 6.9.

         6.10   EMPLOYEE MATTERS.

                (a) EMPLOYEE BENEFITS. Purchaser intends to offer to hire all or substantially all of the employees of the Seller as of the Closing Date ("Continuing Employees"). Purchaser shall take all action necessary or appropriate to permit the Continuing Employees to participate after the Closing Date in Purchaser's employee benefit programs and to cause Sellers to take all actions necessary or appropriate to adopt Purchaser's employee benefit programs effective as of the Closing Date. Purchaser will cause Sellers to give each Continuing Employee full credit for service with Sellers for purposes of eligibility to participate in, vesting and payment of benefits under, and eligibility for any subsidized benefit provided under (but not, except as provided in the preceding sentence, for purposes of determining the amount of any benefit under) any Purchaser employee benefit plan; provided, however, that nothing in this Agreement shall be deemed to require Purchaser to cause to be continued any employee's employment, responsibilities or officer title for any definite period.

                (b) EMPLOYMENT AGREEMENTS. On or prior to the Closing Date, all agreements between any Seller and any of its employees shall have been canceled at no cost to any Seller.

         6.11 SHAREHOLDER AGREEMENTS. On or prior to the Closing Date, all agreements between or among the Shareholders and any Seller relating to any Seller or any stock or securities of any Seller shall have been canceled at no cost to any Seller.

         6.12 FCC MATTERS. Sellers shall take all actions necessary to protect all Seller FCC Authorizations, FCC construction permits, Seller State Certificates and Seller Applications that will expire prior to the Closing Date, and Sellers shall provide Purchaser copies of all communication between Sellers and the FCC or between Sellers or the FCC and Sellers' FCC counsel (other than any materials subject to the attorney-client privilege). Sellers and Purchaser agree to proceed as expeditiously as possible, and in no event later than five (5) days from the date of this Agreement, to file or cause to be filed an application (the "FCC Application"), requesting FCC consent to the transactions contemplated by this Agreement, to the extent required by the Communications Act and the rules and regulations thereunder. Purchaser and Sellers will prosecute the FCC Application in good faith and with due diligence. Purchaser shall provide Sellers with copies of all communications between Purchaser and the FCC with respect to the FCC Application.

         6.13 ADDITIONAL FINANCIAL STATEMENTS. As soon as practicable after the end of every month (but in no event later than the twentieth day of the following month) beginning with the month in which this Agreement is signed, Sellers will deliver to Purchaser an unaudited combined balance sheet as of the end of such month, and related combined statements of income, stockholders' equity and cash flows for such month, each certified by an officer of Mercury as meeting the standards for financial statements set forth in Section 3.7. As soon as practicable after December 31, 1996 (and Sellers shall use their reasonable best efforts to do so within fourteen (14) days after the Closing), Sellers will deliver to Purchaser an audited combined balance sheet as of such date, and related combined statements of income, stockholders' equity and cash flows for the year then ended, each audited by Sellers' independent certified public accounts.

         6.14 NO TRANSFERS. Except pursuant to this Agreement or by will or intestacy, none of the Shareholders shall transfer any or all of their Shares after the date of this Agreement.

         6.15 SPECIAL PROVISIONS WITH RESPECT TO SELLERS. Each Seller hereby expressly adopts and makes, jointly and severally with the Shareholders, the representations, warranties, covenants and agreements of the Shareholders contained in this Agreement as its representations, warranties, covenants and agreements, but if the Closing occurs as provided herein, then at that time all such representations, warranties, covenants and agreements to the extent hereby made and adopted by Sellers pursuant to this Section 6.15 (and only to such extent) shall expire and be of no further force and effect, and Sellers' having made representations, warranties, covenants and agreements shall in no way limit the liability of the Shareholders pursuant to this Agreement.

         6.16   NONCOMPETITION; NONDISCLOSURE.

                (a) SCOPE AND REASONABLENESS OF RESTRICTIONS. The Shareholders acknowledge that Sellers hold licenses, or have pending applications for licenses, to operate in or have coverage extended into the States of Connecticut, Delaware, Maryland, Massachusetts, New Jersey, New York, Ohio, Pennsylvania and Rhode Island (the "Territory") and that Purchaser would not purchase the Shares without the assurance that the Shareholders will not engage in the activities prohibited by this Section for the periods set forth herein, and to induce Purchaser to consummate the purchase of the Shares, the Shareholders agree to restrict their actions and those of their respective Affiliates throughout the Territory and otherwise as provided in this Section 6.16. The Shareholders acknowledge that such restrictions are reasonable in light of the business of Purchaser and the benefits of the transactions contemplated by this Agreement to the Shareholders; provided, however, that such restrictions shall not apply to any activities undertaken by such individuals after the Closing solely in their capacities as employees or consultants of a Seller or Purchaser, if such individuals are in fact employed by such Seller or Purchaser after the Closing.

                (b) USE OF NAMES. Except for any relationship or involvement with Purchaser or its Affiliates, the Shareholders agree that from and after the Closing none of the Shareholders nor any of their respective Affiliates will, either individually or jointly, manage, operate, join, control or participate in the ownership, management or control of any business under the name or style of any Seller, or any name or style incorporating any such name or style or any name or style confusingly similar to such name or style.

                (c) NONCOMPETITION. During the period commencing on the Closing Date and terminating on the second anniversary thereof (the "Noncompete Period"), none of the Shareholders nor any of their respective Affiliates will either engage directly in the business of providing wholesale paging network services (the "Restricted Business") within the Territory, or acting as consultant, advisor, independent contractor, officer, manager, employee, principal, agent, trustee of any corporation, partnership, association or agent or agency, or directly or indirectly owning more than three percent (3%) of the outstanding capital stock of any corporation, or being a member or employee of any partnership or any owner or employee of any other business, any of which is engaged in the Restricted Business in the Territory during the Noncompete Period.

                (d) NO INTERFERENCE WITH CUSTOMERS. The Shareholders agree that, during the Noncompete Period, none of the Shareholders nor any of their respective Affiliates will induce a Customer (as defined below): (i) to patronize any business entity engaged in the Restricted Business in the Territory (other than Purchaser or an Affiliate thereof); or (ii) to withdraw, curtail or cancel such Customer's business with Purchaser. As used in this Section

         6.16, "Customer" means any actual customer of Purchaser or its Affiliates, or any potential customer of Purchaser or its Affiliates, served or actually solicited by Purchaser or any Seller within the 12-month period prior to the Closing Date.

                (e) NO INTERFERENCE WITH EMPLOYEES. The Shareholders agree that, during the Noncompete Period, none of the Shareholders nor any of their respective Affiliates will directly or indirectly request or induce any employee to terminate his employment with Purchaser or its Affiliates and accept employment with another business entity engaged in the Restricted Business in the Territory or hire during the Noncompete Period, any employee within twelve (12) months after termination of such person's employment with Purchaser or any of its Affiliates.

                (f)   TRADE SECRETS; CONFIDENTIAL INFORMATION.

                      (i) The Shareholders recognize and acknowledge that they have had access to certain highly sensitive, special, unique information of Sellers that is confidential or proprietary. The Shareholders hereby covenant and agree that they and their respective Affiliates will not (A) as to Trade Secrets (as defined in this Section 6.16(f)), as long as they remain Trade Secrets, and (B) as to Confidential Information (as defined in this Section 6.16(f)), during the Noncompete Period, use or disclose any Trade Secrets or Confidential Information, except for disclosures to authorized representatives of Sellers or Purchaser; provided, however, that the foregoing restrictions shall not apply to items that have entered the public domain other than by an unauthorized disclosure by any of the Shareholders or their respective Affiliates, any items required to be disclosed by a Governmental Authority or under applicable Laws, or Confidential Information received subsequently from third parties not subject to confidentiality restrictions.

                      (ii) For purposes of this Agreement, (A) "Trade Secret" means any information, including, but not limited to, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a set of guidelines, a procedure, a drawing, a process, financial data, financial plans, product plans, or a list of actual or potential customers or suppliers of any Seller, whether currently existing or hereafter developed or acquired by such Seller, that derives economic value, actual or potential, from not being generally known to and not being readily ascertainable by proper means by other persons who can obtain economic value from its disclosure or use and is the subject of efforts that are reasonable under the circumstances to maintain its secrecy; and (B) "Confidential Information" is any data or information of any Seller other than Trade Secrets which is competitively sensitive and not generally known to the public.

                      (iii) The Shareholders acknowledge that all Trade Secrets and Confidential Information are and shall remain the sole, exclusive and valuable property of Sellers or Purchaser, and that the Shareholders and their respective Affiliates do not have and shall acquire no right, title or interest therein. Any and all printed, typed, written or other material that any of the Shareholders or their respective Affiliates may have or obtain with respect to Trade Secrets or Confidential Information (including all copyrights therein) shall be and remain the exclusive property of Sellers or Purchaser, and any and all such material (including any copies) shall, upon request of Purchaser, be promptly delivered by the Shareholders or their respective Affiliates to Sellers or Purchaser.

                (g) REMEDIES. The Shareholders acknowledge that any violation of the provisions of this Section 6.16 may cause irreparable harm to Sellers or Purchaser and that damages are not an adequate remedy. The Shareholders therefore agree that Sellers and Purchaser shall be entitled to an injunction by an appropriate court in the appropriate jurisdiction, enjoining, prohibiting and restraining the Shareholders or their respective Affiliates from the continuance of any such violation, in addition to any monetary damages that might occur by reason of the violation of this Section 6.16. The remedies provided in this Section 6.16 are cumulative and shall not exclude any other remedies to which either party to this Agreement may be entitled under this Agreement or applicable Law, and the exercise of a remedy shall not be deemed an election excluding any other remedy (any such claim by any other party to this Agreement being hereby waived). The liabilities of each Shareholder under this Section 6.16 are several and not joint.

                (h) MODIFICATION. The parties agree that should any portion, provision or clause of this Section 6.16 be deemed too broad to permit enforcement to its full extent, then it shall be enforced to the maximum extent permitted by Law, and the Shareholders hereby consent and agree that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

                (i) COVENANTS INDEPENDENT. The covenants and agreements set forth in this Section 6.16 shall be deemed and shall be construed as separate and independent covenants and agreements, and, should any portion of such covenants and agreements be held invalid, void or unenforceable by any court of competent jurisdiction, such invalidity, voidness, or unenforceability shall in no way render invalid, void or unenforceable any other portion thereof or any separate covenant not declared invalid, void or unenforceable; and this Section 6.16 shall in that case be construed as if the void, invalid or unenforceable portions were omitted.

                (j) COLLINS. Notwithstanding the foregoing, none of the foregoing provisions of this Section 6.16 shall apply to Collins.

         6.17   TAX MATTERS.

                (a) TRANSFER TAXES. The Shareholders shall pay all stock transfer and other similar Taxes and fees in respect of the sale of the shares or otherwise arising out of the transactions contemplated by this Agreement and shall be responsible for paying all the costs of filing all returns relating to such Taxes and fees.

                (b) PREPARATION AND FILING OF RETURNS. The Shareholders shall be responsible for the good faith preparation of all federal S corporate income Tax Returns (i.e., Form 1120S) and state S corporate income Tax Returns for Sellers (collectively, the "S Corporation Returns"), including extensions, for taxable periods ending on or prior to the Closing Date. At least thirty (30) days prior to the due date (including extensions) of any S Corporation Return, the Shareholders shall cause such S Corporation Return to be delivered to Purchaser, and the Purchaser will thereafter cause an appropriate officer of Sellers to sign such Return. Purchaser shall timely file all S Corporation Returns delivered to it by the Shareholders, without modifications, and shall furnish the Shareholders with evidence regarding the filing of such S Corporation Returns.

                (c) AMENDED RETURNS. If the Shareholders desire to amend or have amended an S Corporation Return, Purchaser and Sellers shall, at the Shareholders' cost, cooperate in such matter to the extent reasonable. Neither Purchaser nor Sellers shall amend any S Corporation Returns without the prior written consent of all the Shareholders.

                (d) COOPERATION AND EXCHANGE OF INFORMATION. Purchaser and Sellers shall grant the Shareholders reasonable access during customary business hours to such books, records and personnel as they require for the preparation of the S Corporation Returns. The Shareholders, Sellers and Purchaser agree to furnish, or to cause to be furnished in good faith to each other, such cooperation and assistance as is reasonably necessary to respond to audits, to negotiate settlements with Tax authorities, and to prosecute and defend against Tax claims.

                (e) TAX PROCEEDINGS. Purchaser and Sellers shall promptly deliver to the Shareholders a copy of any written notice received from a Tax authority subsequent to or on the Closing Date regarding Taxes or a Tax proceeding with respect to a Tax period ending on or prior to the Closing Date (or, if a Section 388(h)(10) election is not made in accordance with Section 6.17(f), in the case of income taxes, a tax period ending prior to the Closing Date), and shall not extend the statue of limitations for Tax Returns filed for such Tax periods.

                (f) SECTION 338(H)(10) ELECTION. The Shareholders covenant and agree, at Purchaser's request, to cause Sellers to timely join with Purchaser to make an election pursuant to Section 338(h)(10) of the Code and to file such forms as are necessary to effectuate such election in accordance with this Section 6.17(f). Purchaser recognizes that such election may result in an additional tax liability to the Shareholders. Purchaser agrees to pay the Shareholders within thirty
         (30) days after the Forms 1120S for the Sellers for the taxable year ending on the Closing Date are provided to Purchaser, an amount equal to the product of (i) the amount of ordinary income recognized by the Shareholders for Federal income tax purposes as a result of the allocation of the Purchase Price among the assets of Sellers pursuant to the election under Section 338(h)(10) of the Code; and (ii) a fraction the numerator of which is equal to the maximum Federal individual ordinary income tax rate in effect for the taxable year in which the Closing occurs minus the maximum Federal individual capital gains tax rate in effect for such taxable year (the "Capital Gains Rate"), and the denominator of which is equal to one (1) minus the sum of the Capital Gains Rate and 4.14%.

         Purchaser and the Shareholders shall allocate the purchase price under this Agreement among Sellers' assets as set forth in Exhibit C and shall file Tax Returns consistent with such allocation pursuant to
         Section 1060 of the Code.

         6.18 CHASE MANHATTAN NOTES. At the Closing, Purchaser will cause the promissory notes payable to Chase Manhattan Bank (formerly Chemical Bank) described on Schedule 6.18 to be paid in full, except for any prepayment penalties, and use its reasonable best efforts to have all guarantors thereof released, and Purchaser will in any event fully indemnify and hold harmless any guarantors thereof with respect thereto, and will cause the promissory note payable to Allen Wolfbiss described on Schedule 6.18 to paid in full.

         6.19 NATIONSBANK LOAN. Purchaser will keep Sellers advised of any developments relating to the financing referred to in Section 7.1(i).


                                   ARTICLE 7

                      CONDITIONS PRECEDENT TO THE CLOSING

         7.1 CONDITIONS TO OBLIGATIONS OF PURCHASER. Subject to Section 7.3, Purchaser's obligation to consummate the purchase of the Shares as provided for by this Agreement is subject to the fulfillment to the reasonable satisfaction of Purchaser, prior to or at the Closing, of each of the following conditions (any or all of which may be waived by Purchaser):

                (a) CONSENTS, AUTHORIZATIONS, ETC. The Authorizations of or with any Governmental Entity (including, without limitation, a final order of the FCC not subject to review or appeal), and the Authorizations of any nongovernmental third party which are material to the business, financial condition or results of operations of Sellers, taken as a whole, that are required for or in connection with the execution and delivery by Sellers and the Shareholders of this Agreement and the consummation by Sellers and the Shareholders of the transactions contemplated hereby shall have been obtained or made.

                (b) INJUNCTION, ETC. The consummation of the transactions contemplated hereby will not violate the provisions of any injunction, order, judgment, decree, Law applicable or effective with respect to Purchaser or its officers and directors. No suit or proceeding shall have been instituted by any person, or, to the knowledge of Purchaser, shall have been threatened by any Governmental Entity, which has not been withdrawn, dismissed or otherwise eliminated, and which seeks (i) to prohibit, restrict or delay consummation of the transactions contemplated hereby or to limit in any material respect the right of Purchaser to control any material aspect of the business of Purchaser and its Subsidiaries or Sellers after the Closing Date, or (ii) to subject Purchaser or any Seller or their respective directors or officers to material liability on the ground that it or they have breached any law or regulation or otherwise acted improperly in relation to the transactions contemplated by this Agreement.

                (c) REPRESENTATIONS AND WARRANTIES; COVENANTS AND AGREEMENTS. The representations and warranties of Sellers and the Shareholders contained in this Agreement shall have been true and correct in all material respects at the date hereof and, except for changes contemplated in this Agreement, shall also be true and correct in all material respects at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date, and Sellers and the Shareholders shall have performed or complied (or cured any noncompliance) in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing Date.

                (d) CERTIFICATE. Sellers shall have delivered to Purchaser a certificate, dated as of the Closing Date, executed on behalf of Sellers by their respective Presidents and by the Shareholders' Committee to the effect that the conditions specified in paragraph (c) of this Section 7.1 have been satisfied.

                (e) AVERAGE BILLABLE RESELLER REVENUE. The average billable reseller revenue per Unit of Sellers ("ARPU") for the last full calendar month immediately prior to Closing shall not be ten percent (10%) or more less than such revenue per Unit for the last full calendar month ending on or immediately prior to the date of this Agreement. ARPU shall mean total reseller recurring revenue divided by total reseller billable handles as set forth on Sellers' billable handle monthly summary.

                (f) OPINIONS OF SELLERS' COUNSEL. Purchaser shall have received opinions, dated as of the Closing Date, of counsel to Sellers and the Shareholders to the effect set forth in Exhibit D and of Sellers' FCC counsel to the effect set forth in Exhibit E.

                (g) EMPLOYMENT AGREEMENTS. Scott Levy shall have executed an employment agreement with Purchaser in the form of Exhibit F.

                (h) CONSULTING AGREEMENT. Allen Wolfbiss shall have executed a consulting agreement with Purchaser in the form of Exhibit G.

                (i) FINANCING. Purchaser shall have obtained financing under the Credit Agreement for the cash portion of the Purchase Price.

                (j) REGISTRATION RIGHTS AGREEMENT. Purchaser shall have received a Registration Rights Agreement executed by the Shareholders in the form of Exhibit H.

                (k) LICENSES. At the Closing, Purchaser will acquire through its ownership of Sellers complete ownership and rights to utilize all of the FCC licenses utilized by Sellers.

         7.2 CONDITIONS TO OBLIGATIONS OF SELLERS AND THE SHAREHOLDERS. Subject to Section 7,3, the obligation of Sellers and the Shareholders to consummate the sale of the Shares as contemplated hereby is subject to the fulfillment to the reasonable satisfaction of the Shareholders, prior to or at the Closing, of each of the following conditions (any or all of which may be waived by the Shareholders' Committee):

                (a) CONSENTS, AUTHORIZATIONS, ETC. The Authorizations of or with any Governmental Entity, including, without limitation, a final order of the FCC, or any nongovernmental third party, which are required for, or in connection with, the execution and delivery of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby shall have been obtained or made except where the failure to obtain such consent, authorization, or approval would not have a material adverse effect on the financial condition and results of operations of Purchaser and its Subsidiaries, taken as a whole.

                (b) INJUNCTION, ETC. The consummation of the transactions contemplated hereby will not violate the provisions of any injunction, order, judgment, decree or Law applicable or effective with respect to the Shareholders. No suit or proceeding shall have been instituted or, to the knowledge of the Shareholders, threatened by any Governmental Entity which has not been withdrawn, dismissed or otherwise eliminated, and which seeks (i) to prohibit, restrict or delay consummation of the transactions contemplated hereby or (ii) to subject the Shareholders to material liability on the ground that have breached any law or regulation or otherwise acted improperly in relation to the transactions contemplated by this Agreement.

                (c) REPRESENTATIONS AND WARRANTIES; COVENANTS AND AGREEMENTS. The representations and warranties of Purchaser contained in this Agreement shall have been true and correct in all material respects at the date hereof and except for changes contemplated in this Agreement, shall also be true and correct in all material respects at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date; and Purchaser shall have performed or complied (or cured any noncompliance) in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date.

                (d) PURCHASER COMMON STOCK. The shares of Purchaser Common Stock issued to the Shareholders pursuant to this Agreement shall, upon consummation of the transactions contemplated hereby, be validly authorized and issued, fully paid and nonassessable.

                (e) CERTIFICATE. Purchaser shall have delivered to the Shareholders a certificate, dated as of the Closing Date, executed on behalf of Purchaser by the Chairman of the Board, President or other executive officer of Purchaser to the effect that the conditions specified in paragraph (c) of this Section 7.2 have been satisfied.

                (f) OPINIONS OF PURCHASER'S COUNSEL. The Shareholders shall have received opinions, dated as of the Closing Date, of Sutherland, Asbill & Brennan, counsel to Purchaser, to the effect set forth in
         Exhibit I, and of Lukas, McGowan, Nace & Gutierrez, Purchaser's FCC counsel, to the effect set forth in Exhibit J.

                (g) REGISTRATION RIGHTS AGREEMENT. The Shareholders shall have received a Registration Rights Agreement executed by Purchaser in the form of Exhibit H.

                (h) CONSULTING AGREEMENT. Purchaser shall have executed a consulting agreement with Allen Wolfbiss in the form of Exhibit G.

         7.3 EXCEPTION REQUIRING CLOSING. Notwithstanding the foregoing in Sections 7.1 and 7.2, if there exists one or more breaches of representations and warranties (other than intentional breaches of representations or warranties, failures relating to the Shareholders' ownership of all of the outstanding stock of Sellers or failure of Sellers' licenses to be as described or as required to be described in Section 3.9 or on Schedule 3.9) which would not have, individually or in the aggregate, a material adverse effect on the business, financial condition or results of operations of the breaching party, taken as a whole, then the other party shall be required to consummate the transactions contemplated by this Agreement and shall be indemnified and held harmless for the Cost resulting therefrom pursuant to Article 9.


                                   ARTICLE 8

                        ITEMS TO BE DELIVERED AT CLOSING

         8.1 TO BE DELIVERED BY SELLERS AND THE SHAREHOLDERS. At the Closing, Sellers and the Shareholders shall deliver, or cause to be delivered, to Purchaser the following:

                (i)   The certificate referred to in Section 7.1(d).

                (ii)  The opinions referred to in Section 7.1(f).

                (iii) Any additional certificates reasonably requested by Purchaser.

                (iv) The written resignations of the directors and officers of, and the termination of Ronald Portnoy's consulting arrangement with, Sellers.

                (v)   The Employment Agreement referred to in Section 7.1(g).

                (vi)  The Consulting Agreement referred to in Section 7.1(h).

                (vii) If available, the audited financial statements of Sellers sufficient to satisfy the requirements of SEC Regulation S-X.

                (viii)The Registration Rights Agreement referred to in
         Section 7.1(j).

                (ix)  The books and records of Sellers.

                (x)   Such other documents as Purchaser may reasonably request.

         8.2 TO BE DELIVERED BY PURCHASER TO THE SHAREHOLDERS. At the Closing, Purchaser shall deliver to the Shareholders the following:

                (i) That portion of the Purchase Price which is payable at the Closing.

                (ii) The certificate referred to in Section 7.2(e).

                (iii) The opinions referred to in Section 7.2(f).

                (iv) Any additional certificates reasonably requested by the Shareholders.

                (v) The Registration Rights Agreement referred to in Section 7.2(g).

                (vi) The Consulting Agreement referred to in Section 7.2(h).

                (vii) Such other documents as the Shareholders may reasonably request.


                                   ARTICLE 9

                                INDEMNIFICATION

         9.1 INDEMNIFICATION BY THE SHAREHOLDERS. The Shareholders (severally in accordance with the percentages set forth on Schedule 4.1 under "Custom Page, Inc.") shall indemnify and hold harmless Purchaser and Sellers in respect of any and all claims, losses, damages, liabilities, demands, assessments, judgments, costs and expenses (including, without limitation, settlement costs and any legal or other expenses for investigating, bringing or defending any actions or threatened actions) reasonably incurred by Purchaser or Sellers, net of the present value of any tax savings and insurance reimbursements but including the taxes payable by the recipient on any indemnification payment (collectively, the "Costs") resulting from any breach of any representation, warranty, covenant or agreement made by the Shareholders or Sellers under the Shareholder Delivered Agreements or the Seller Delivered Agreements. The indemnification obligations of the Shareholders hereunder shall be several with respect to any such breach; provided, however, that in regards to the representations and warranties made by each Shareholder in Article 4 hereof and the covenants and agreements made by each Shareholder in Section
6.16 hereof, each Shareholder's indemnification obligations with respect thereto shall be several only and apply only to such representations and warranties or covenants and agreements made by such individual Shareholder. Notwithstanding any of the foregoing, Collins shall indemnify and hold harmless Purchaser and Sellers only with respect to breaches of his representations and warranties in Article 4 hereof.

         9.2 INDEMNIFICATION BY PURCHASER. Purchaser shall indemnify and hold harmless the Shareholders in respect of any and all Costs reasonably incurred by the Shareholders in connection with any breach of any representation, warranty, covenant or agreement made by Purchaser under the Purchaser Delivered Agreements.

         9.3 CERTIFICATES. Any claim based, in whole or in part, upon any untrue or incorrect statement set forth in the certificate delivered pursuant to Section 7.1(d) or Section 7.2(e) shall be deemed to be a claim for breach of representation, warranty, covenant or agreement under this Agreement.

         9.4 CLAIMS FOR INDEMNIFICATION. The representations, warranties, covenants and agreements in this Agreement shall survive the Closing subject to the limitations set forth herein and shall not be affected by any investigation made by the parties hereto prior to the date hereof or the Closing Date. The party seeking indemnification (the "Indemnified Party") shall give the party from whom indemnification is sought (the "Indemnifying Party") a written notice ("Notice of Claim") within sixty (60) days of the discovery of any loss, liability, claim or expense in respect of which the right to indemnification contained in this Article 9 may be claimed; provided, however, that the failure to give such notice within such sixty (60) day period shall not result in the waiver or loss of any right to bring such claim hereunder after such period unless, and only to the extent that, the other party is actually prejudiced by such failure. In the event a claim is pending or threatened or the Indemnified Party has a reasonable belief as to the validity of the basis for such claim, the Indemnified Party may give written notice (a "Notice of Possible Claim") of such claim to the Indemnifying Party, regardless of whether a loss has arisen from such claim. A party shall have no liability under this Article 9 for a breach of any representation or warranty, unless a Notice of Claim or Notice of Possible Claim therefore is delivered by the Indemnified Party prior to the date that is eighteen (18) months after the Closing Date; provided, however, that as to any liability arising pursuant to Sections 3.9, 3.11, 3.21 or 3.23 or Article 4 hereof, any Notice of Claim or Notice of Possible Claim must be delivered by the Indemnified Party not later than ninety (90) days after the expiration of the applicable statute of limitations (including any extensions) therefor. Any Notice of Claim or Notice of Possible Claim shall set forth the representations, warranties, covenants and agreements with respect to which the claim is made, the specific facts giving rise to an alleged basis for the claim and the amount of liability asserted or anticipated to be asserted by reason of the claim.

         9.5 DEFENSE OF CLAIM BY THIRD PARTIES. If any claim is made by a third party against a party to this Agreement that, if sustained, would give rise to a liability of another party under this Agreement, the party against whom the claim is made shall promptly cause notice of the claim to be delivered to the other party and shall afford the other party and its counsel, at the other party's sole expense, the opportunity to defend or settle the claim. The failure to provide such notice will not relieve the Indemnifying Party of liability under this Agreement unless, and only to the extent that, the other party is actually prejudiced by such failure. If any such claim is compromised or settled without the consent of the Indemnifying Party, no liability shall be imposed upon the Indemnifying Party by reason of the claim.

         9.6 THIRD PARTY CLAIM ASSISTANCE. From time to time after the Closing, Purchaser and the Shareholders shall provide or cause their appropriate employees or representatives to provide the other party with information or data in connection with the handling and defense of any third party claim or litigation (including counterclaims filed by the parties) in respect to which a party may be required to indemnify another party under this Agreement. The party receiving such information or data shall reimburse the other party for all of its costs and expenses in providing these services, including, without limitation, (i) all out of pocket, travel and similar expenses incurred by its personnel in rendering these services; and (ii) all fees and expenses for services performed by third parties engaged by or at the request of such other party.

         9.7 SETTLEMENT OF INDEMNIFICATION CLAIMS. If a recipient of a Notice of Claim desires to dispute such claim, it shall, within thirty (30) days after receipt of the Notice of Claim, give counternotice, setting forth the basis for disputing such claim, to Purchaser or the Shareholders' Committee, as the case may be. If no such counternotice if given within such thirty (30) day period, or if Purchaser, or the Shareholders' Committee, as the case may be, acknowledges liability for indemnification, then the amount claimed shall be promptly satisfied as provided in Section 9.9. If, within thirty (30) days after the receipt of counternotice by Purchaser or the Shareholders' Committee, as the case may be, the Shareholders' Committee and Purchaser shall have not reached agreement as to the claim in question, then the claim of indemnification shall be submitted to and settled by arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association. Such arbitration shall be held in the New York, New York area before a panel of three (3) arbitrators, one selected by each of the parties and the third selected by mutual agreement of the first two. The decision of the arbitrators shall be final and binding as to any matter submitted under this Agreement. To the extent the decision of the arbitrators is that a party shall be indemnified hereunder, the amount shall be satisfied as provided in Section 9.8. Judgment upon any award rendered by the arbitrators may be entered in any court of competent jurisdiction. The date of the arbitrator's decision or the date a claim otherwise becomes payable pursuant to this Section 9.7 is referred to as the "Determination Date."

         9.8    MANNER OF INDEMNIFICATION. (1)All indemnification under this
Article 9 shall be made by payment of cash or delivery of a certified or cashier's check in the amount of the indemnification liability no later than five (5) days following the Determination Date.

         9.9 INDEMNIFICATION EXCLUSIVE REMEDY. In the absence of fraud, if the Closing occurs, indemnification pursuant to the provisions of this Article 9 shall be the sole and exclusive remedy of the parties for any breach of any representation, warranty, covenant or agreement contained in this Agreement.

         9.10 CERTAIN LIMITATIONS. The foregoing indemnification obligations are subject to the following:

                (a) DEDUCTIBLE. The Shareholders shall not have any liability for indemnification for breaches of representations and warranties pursuant to this Article 9 unless and until, and only to the extent that, the total Costs for which the Shareholders would otherwise be liable exceeds $100,000 in the aggregate; provided, however, that in applying the foregoing, the Shareholders shall be considered as a single party; and provided, further, that the foregoing shall not apply to any Costs with respect to, as a result of or involving (i) a breach of a representation or warranty in the last sentence of Section
         3.11 or Article 4 hereof, or (ii) any intentional breach of a representation or warranty in this Agreement.

                (b) CAP. The liability of each Shareholder for Costs shall not exceed an amount equal to one hundred percent (100%) of the amounts paid to him pursuant to this Agreement.

                (c) COLLINS. Notwithstanding the foregoing, Collins shall not be liable for a breach of any representation or warranty other than those in Article 4 which relate to him.

                                   ARTICLE 10

                          TERMINATION AND ABANDONMENT

         10.1 TERMINATION AND ABANDONMENT. This Agreement may be terminated and abandoned at any time prior to the Closing Date:

                (a) By mutual written consent of the Shareholders' Committee and Purchaser.

                (b)   By Purchaser:

                      (i) if any event shall have occurred as a result of which any condition set forth in Section 7.1 is no longer capable of being satisfied;

                      (ii) if there has been a breach by a Seller or a Shareholder of any representation or warranty contained in this Agreement or of any of the covenants or agreements set forth in this Agreement, in each case which breach is not curable, or, if curable, is not cured within ten (10) business days after written notice of such breach is given by Purchaser to the Shareholders' Committee;

                (c)   By the Shareholders' Committee;

                      (i) if any event shall have occurred as a result of which any condition set forth in Section 7.2 is no longer capable of being satisfied; or

                      (ii) if there has been a breach by Purchaser of any representation or warranty contained in this Agreement or of any of the covenants or agreements set forth in this Agreement, in each case which breach is not curable or, if curable, is not cured within ten (10) business days after written notice of such breach is given by the Shareholders' Committee to Purchaser.

                (d) By Purchaser or the Shareholders' Committee if the Closing shall not have occurred by March 15, 1997; provided, however, that if the Closing is delayed as a result of Section 1.4, no termination pursuant to this Section 10.1(d) shall be permitted before five (5) business days following the final determination under Section 1.4.

         10.2 SPECIFIC PERFORMANCE. The parties acknowledge that the rights of each party to consummate the transactions contemplated hereby are special, unique, and of extraordinary character, and that, in the event that either violates or fails and refuses to perform any covenant made by it herein, the other party or parties will be without adequate remedy at law. Each party agrees, therefore, that, in the event that it violates, fails or refuses to perform any covenant made by it herein, the other party or parties so long as it or they are not in breach hereof, may, in addition to any remedies at law, institute and prosecute an action in a court of competent jurisdiction to enforce specific performance of such covenant or seek any other equitable relief.

         10.3 RIGHTS AND OBLIGATIONS UPON TERMINATION. If this Agreement is not consummated for any reason, each party will redeliver all documents, work papers, and other materials of any party relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same, except to the extent previously delivered to third parties in connection with the transactions contemplated hereby, and all information received by any party hereto with respect to the business of any other party shall not at any time be used for the advantage of, or disclosed to third parties by, such party to the detriment of the party furnishing such information; provided, however, that this Section 10.3 shall not apply to any documents, work papers, material, or information which is a matter of public knowledge or which heretofore has been or hereafter is published in any publication for public distribution or filed as public information with any governmental agency.

         10.4 EFFECT OF TERMINATION. Except for the provisions of Sections 6.3, 6.5, 6.9, 10.3 and 10.4, which shall survive any termination of this Agreement, in the event of the termination and abandonment of this Agreement pursuant to Article 10, this Agreement shall forthwith become void and have no further effect, without any liability on the part of any party hereto or its respective officers, directors or stockholders; provided, however, that except as otherwise provided in Section 1.2(a), that nothing in this Section 10.4 shall relieve any party from liability for the knowing and intentional breach of its representations, warranties, covenants or agreements set forth in this Agreement.


                                   ARTICLE 11

                            SHAREHOLDERS' COMMITTEE

         11.1 APPOINTMENT; ACCEPTANCE. By executing this Agreement, each of the Shareholders (notwithstanding any Shareholder's current or future mental or physical disability or incompetency) hereby irrevocably constitutes and appoints each of Howard Weingrow and Allen Wolfbiss, and the successors of each of them, acting as hereinafter provided, as his attorney-in-fact and agent in his name, place and stead in connection with the transactions and agreements contemplated by this Agreement with respect to matters subsequent to the Closing Date (the "Shareholders' Committee"), and acknowledges that such appointment is coupled with an interest. By executing this Agreement under the heading "Shareholders' Committee," each of the individuals who together constitute the Shareholders' Committee hereby (i) accepts his appointment and authorization to act as Shareholders' Committee as attorney-in-fact and agent on behalf of the Shareholders in accordance with the terms of this Agreement, and (ii) agrees to perform his obligations under, and otherwise comply with, this Article 11.

         11.2 AUTHORITY. Each Shareholder by this Agreement fully and completely, with respect to matters subsequent to the Closing Date, hereby: (a) authorizes the Shareholders' Committee (i) to dispute or to refrain from disputing any claim made by Purchaser under the Shareholder Delivered Agreements, (ii) to negotiate and compromise any dispute which may arise under, and to exercise or refrain from exercising remedies available under the Shareholder Delivered Agreements and to sign any release or other document with respect to such dispute or remedy, and (iii) to give such instructions and to do such other things and refrain from doing such other things as the Shareholders' Committee shall deem necessary or appropriate to carry out the provisions of the Shareholder Delivered Agreements; and (b) agrees to be bound by all agreements and determinations made by and documents executed and delivered by the Shareholders' Committee under the Shareholder Delivered Agreements.

         11.3 ACTIONS. Each of the Shareholders hereby expressly acknowledges and agrees that the Shareholders' Committee is authorized to act on his behalf, notwithstanding any dispute or disagreement between the Shareholders, and that Purchaser and any other person or entity shall be entitled to rely on any and all actions taken by the Shareholders' Committee under the Shareholder Delivered Agreements without any liability to, or obligation to inquire of, any of the Shareholders. Purchaser and any other person or entity is hereby expressly authorized to rely on the genuineness of the signatures of both members of the Shareholders' Committee, and upon receipt of any writing which reasonably appears to have been signed by Shareholders' Committee, Purchaser and any other person or entity may act upon the same without any further duty of inquiry as to the genuineness of the writing. All actions by the Shareholders' Committee require the approval of both members thereof and all writings signed by the Shareholders Committee must be signed by both members thereof.

         11.4 SUCCESSORS. If Howard Weingrow ceases to function in his capacity as a member of the Shareholders' Committee for any reason whatsoever, then Robert Lifton shall be appointed as his successor, and if Allen Wolfbiss ceases to function in such capacity for any reason whatsoever, then Ronald Portnoy shall be appointed his successor; provided, however, that if for any reason no successor has been appointed pursuant to the foregoing within thirty
(30) days, then Purchaser shall have the right to appoint a successor.

         11.5 EFFECTIVENESS. The authorizations of the Shareholders' Committee shall be effective until its rights and obligations under this Agreement terminate by virtue of the termination of any and all obligations of the Shareholders to the Purchaser under this Agreement.


                                   ARTICLE 12

                               GENERAL PROVISIONS

         12.1 NOTICES. All notices and other communications under this Agreement shall be in writing and may be given by any of the following methods:
(i) personal delivery; (ii) facsimile transmission; (iii) registered or certified mail, postage prepaid, return receipt requested; or (iv) overnight delivery service requiring acknowledgment of receipt. Any such notice or communication shall be sent to the appropriate party at its address or facsimile number given below (or at such other address or facsimile number for such party as shall be specified by notice given hereunder):

                          If to Purchaser, to:

                                  Preferred Networks, Inc.
                                  850 Center Way
                                  Norcross, Georgia 30071
                                  Fax No. (770) 582-3501
                                  Attention: Mark Jones.

                                  with a copy to:

                                  Sutherland, Asbill & Brennan
                                  999 Peachtree Street, N.E.
                                  Atlanta, Georgia 30309-3996
                                  Fax No. (404) 853-8806
                                  Attention: Mark D. Kaufman

                          If to Sellers, to:

                                  Mercury Paging & Communications, Inc.
                                  575 Underhill Boulevard
                                  Suite 222
                                  Syosset, New York 11791
                                  Attention: Allen Wolfbiss

                                  with a copy to:

                                  Rosenman & Colin LLP
                                  575 Madison Avenue
                                  New York, New York 10022-2585
                                  Fax No.: (212) 940-8776
                                  Attention: Lisa Weiss

                      If to the Shareholders or the Shareholders' Committee, to:

                                  the addresses of any member of the
                                  Shareholders' Committee specified on
                                  Schedule 4.1 hereto

                                  with a copy to:

                                  Rosenman & Colin LLP
                                  575 Madison Avenue
                                  New York, New York 10022-2585
                                  Fax No.: (212) 940-8776
                                  Attention: Lisa Weiss

All such notices and communications shall be deemed received upon (i) actual receipt thereof by the addressee, (ii) actual delivery thereof to the appropriate address as evidenced by an acknowledged receipt, or (iii) in the case of a facsimile transmission, upon transmission thereof by the sender and confirmation of receipt. In the case of notices or communications sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice or communication to the addressee at the address provided for above. However, such mailing shall in no way alter the time at which the facsimile notice or communication is deemed received.

         12.2 TABLE OF CONTENTS; HEADINGS. The Table of Contents, cross reference pages and headings contained herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

         12.3 AMENDMENT. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and executed by each of the parties hereto.

         12.4 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party hereto. Upon any such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated by this Agreement are consummated to the extent possible.

         12.5 WAIVER. The failure of any party hereto at any time or times to require performance of any provision hereof shall in no manner affect the right to enforce the same. No waiver by any party of any condition, or the breach of any term, provision, warranty, representation, agreement or covenant contained in this Agreement or the other agreements contemplated hereby, whether by conduct or otherwise, in any one or more instances shall be deemed or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, provision, warranty, representation, agreement or covenant herein or therein contained.

         12.6 NO THIRD PARTY BENEFICIARIES; ASSIGNMENT. This Agreement shall inure to the benefit of the parties and their respective successors and permitted assignees. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity. Except for assignments to wholly-owned Subsidiaries of Purchaser, in which event Purchaser shall remain liable for the performance of this Agreement, no transfer or assignment of this Agreement or of any rights or obligations under this Agreement may be made by any party without the prior written consent of the other parties (which consent shall not be withheld unreasonably) and any attempted transfer or assignment without that required consent shall be void. No transfer or assignment by a party of its rights under this Agreement shall relieve it of any of its obligations to the other parties under this Agreement.

         12.7 TIME OF THE ESSENCE; COMPUTATION OF TIME. Time is of the essence of each and every provision of this Agreement. Whenever the last day for the exercise of any right or the discharge of any duty under this Agreement shall fall upon Saturday, Sunday or a public or legal holiday, the party having such right or duty shall have until 5:00 p.m. Atlanta, Georgia time on the next succeeding regular business day to exercise such right or to discharge such duty.

         12.8 COUNTERPARTS. This Agreement may be executed by each party upon a separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signatures of all of the parties. This Agreement may be executed in two or more counterparts, each of which shall be an original, and each of which shall constitute one and the same agreement. Any party may deliver an executed copy of this Agreement and of any documents contemplated hereby by facsimile transmission to another party and such delivery shall have the same force and effect as any other delivery of a manually signed copy of this Agreement or of such other documents.

         12.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to the conflicts of law principles thereof.

         12.10 ENTIRE AGREEMENT. This Agreement (with its Schedules and Exhibits), in conjunction with the Agency Agreement, contains, and is intended as, a complete statement of all the terms of the arrangements among the parties with respect to the matters provided for, supersedes any previous agreements and understandings between the parties with respect to those matters and cannot be changed or terminated orally.

         12.11 CERTAIN ACCOUNTING TERMINOLOGY. Except as otherwise specifically provided in this Agreement, all references to financial statement items of Sellers, including without limitation references to assets, liabilities or debt, refer to such items determined on an accrual basis in accordance with generally accepted accounting principals, consistently applied.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, as of the date first above written.

                                          PURCHASER

                                          Preferred Networks, Inc.

             [Corporate Seal]
                                          By:
                                             -----------------------------
                                          Name:
                                               ---------------------------
                                          Title:
                                                --------------------------
Attest:


--------------------------------
                  , Secretary

                                          MERCURY

                                          Mercury Paging & Communications, Inc.

             [Corporate Seal]
                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------
Attest:


--------------------------------
                  , Secretary

                                          HTB

                                          HTB Communications Inc.

             [Corporate Seal]
                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------
Attest:


-------------------------------
                  , Secretary

                                          CUSTOM

                                          Custom Page, Inc.
             [Corporate Seal]

                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------
Attest:


-------------------------------
                  , Secretary





                                          M.P.C.

                                          M.P.C. Distributors Inc.

             [Corporate Seal]
                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------
Attest:


-------------------------------
                  , Secretary
                                          SHAREHOLDERS:


                                                                        (L.S.)
                                          ------------------------------
                                          (Signature of Shareholder)

                                             Michael Collins
                                          ------------------------------------
                                          (Name of Shareholder)



                                                                        (L.S.)
                                          ------------------------------
                                          (Signature of Shareholder)

                                          Robert Lifton
                                          ------------------------------------
                                          (Name of Shareholder)

                                                                        (L.S.)
                                          ------------------------------
                                          (Signature of Shareholder)

                                           Ronald Portnoy
                                          -----------------------------------
                                          (Name of Shareholder)



                                                                        (L.S.)
                                          ------------------------------
                                          (Signature of Shareholder)

                                           Howard Weingrow
                                          -----------------------------------
                                          (Name of Shareholder)



                                          -----------------------------------
                                          (Signature of Shareholder)

                                           Allen Wolfbiss
                                          -----------------------------------
                                          (Name of Shareholder)



                                          SHAREHOLDERS' COMMITTEE:



                                                                        (L.S.)
                                          ------------------------------
                                          (Signature)

                                          Howard Weingrow
                                          -----------------------------------
                                          (Name)



                                                                        (L.S.)
                                           -----------------------------
                                          (Signature)

                                            Allen Wolfbiss
                                           ----------------------------------
                                           (Name)

                       The exhibits and schedules to this

                 Stock Purchase Agreement have been omitted.

        PNI agrees to furnish supplementally such exhibits and schedules to the Securities and Exchange Commission upon request.